EXHIBIT 99.1

               Computational Materials filed on April 28, 2005.

                                                                  EXHIBIT 99.1


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                             RMBS New Transaction


                   IndyMac INDX Mortgage Loan Trust 2005-AR7



                            Computational Materials



                         $[587,375,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
                          Seller and Master Servicer







                                April [6], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       1

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The attached tables and other statistical analyses (the "Computational
Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       2

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FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Tom Saywell                        (212) 449-2122
Alan Chan                          (212) 449-8140
Fred Hubert                        (212) 449-5071
Alice Chu                          (212) 449-1701
Sonia Lee                          (212) 449-5067
Oleg Saitskiy                      (212) 449-1901
Keith Singletary                   (212) 449-9431
Calvin Look                        (212) 449-5029

Trading
Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659
Colin Sheen                        (212) 449-3659
Edgar Seah                         (212) 449-3659

Research
Glenn Costello                     (212) 449-4457



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       3

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DEAL STRUCTURE SUMMARY:


                                 INDX 2005-AR7

            $587,375,000 (Approximate, Subject to Final Collateral)
                  Adjustable Rate Residential Mortgage Loans

-------------------------------------------------------------------------------------------------------------------------
                                              Pymt Window        Certificate
             Principal       WAL (Yrs)        (Months)            Interest                                Expected Rtgs
Class        Balance(6)     (Roll/Mat)(1)    (Roll/Mat)(1)          Rates          Tranche Type           [S&P/Moody's]
-------------------------------------------------------------------------------------------------------------------------
1-A-1     $  203,500,000     1.94/3.20         1-36/1-360           WAC(2)            Senior                 AAA/AAA
2-A-1     $  240,500,000     2.53/3.22         1-60/1-360           WAC(3)            Senior                 AAA/AAA
3-A-1     $   92,500,000     2.85/3.24         1-84/1-360           WAC(4)            Senior                 AAA/AAA
4-A-1     $   50,875,000     3.08/3.23        1-120/1-360           WAC(5)            Senior                 AAA/AAA
B-1       $   15,875,000                                                            Subordinate                AA/
B-2       $    9,525,000                                                            Subordinate                 A/
B-3       $    8,255,000               Information Not Provided Hereby              Subordinate                BBB/
B-4       $    6,032,000                                                            Subordinate                BB/
B-5       $    4,445,000                                                            Subordinate                 B/
B-6       $    3,493,000                                                            Subordinate               NR/NR
-------------------------------------------------------------------------------------------------------------------------
 Total    $  635,000,000
-------------------------------------------------------------------------------------------------------------------------

(1) The WAL and Payment Windows to Roll for the Class 1-A-1, Class 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates are shown assuming all loans are paid on their first reset date ("CPB") at pricing speed of 25% CPR. The WAL and Payment Windows to Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates are shown at pricing speed of 25% CPR (as described herein).
(2) The Class 1-A-1 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans of Group I. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%
(3) The Class 2-A-1 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans of Group II. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%
(4) The Class 3-A-1 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans of Group III. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%
(5) The Class 4-A-1 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans of Group IV. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%
(6) The Principal Balance for the Class 1-A-1, Class 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates are subject to a 10% change.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       4

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Depositor:              IndyMac MBS, Inc.

Seller and
Master Servicer:        IndyMac Bank, F.S.B.

Lead Manager:           Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee:                Deutsche Bank National Trust Company.

Rating Agencies:        [Moody's and Standard & Poor's] are expected to
                        provide ratings on the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class B-1, Class B-2, Class
                        B-3, Class B-4 and Class B-5 Certificates. [The Class
                        B-6 Certificates will not be rated.]

Sample Pool
Calculation Date:       April 1, 2005. All references herein to principal
                        balances as of such date give effect to the application of scheduled payments due on or before April 1, 2005.

Cut-off Date:           April 1, 2005.

Pricing Date:           On or about April [6], 2005.

Settlement Date:        On or about April 29, 2005.

Distribution Dates:     The 25th day of each month (or if not a business day,
                        the next succeeding business day), commencing in May
                        2005.

Certificates:           The "Senior Certificates" will consist of (i) the
                        Class 1-A-1 Certificates (the "Group I Certificates"),
                        (ii) the Class 2-A-1 Certificates (the "Group II
                        Certificates"), (iii) the Class 3-A-1 Certificates
                        (the "Group III Certificates") and (iv) the Class
                        4-A-1 Certificates (the "Group IV Certificates").

                        The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                        Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:           The Offered Certificates will be made available in
                        book-entry form through DTC[, and upon request only, through Clearstream, Luxembourg and the Euroclear system.]

Federal Tax Treatment:  It is anticipated that, for federal income tax purposes, the Offered Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:      The Offered Certificates are expected to be eligible
                        for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or section 4975 of the Code, subject to certain conditions. Prospective investors



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       5

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                        should review with their legal advisors whether the
                        purchase and holding of any of the Offered
                        Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, section 4975 of the Code or other similar laws.

SMMEA Treatment:        The Senior Certificates and the Class B-1 Certificates
                        will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Clean-Up Call:          The terms of the transaction allow for an optional
                        termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage
                        Loans is equal to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:         The aggregate principal balance of the Mortgage Loans
                        as of the Closing Date is approximately $635,000,000.
                        All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                        The collateral tables included in these
                        Computational Materials represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include any additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.

                        With respect to each Loan Group, the final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Group I
Mortgage Loans:         The aggregate principal balance of the Group I
                        Mortgage Loans as of the Sample Pool Calculation Date is approximately $330,853,808. The Group I Mortgage
                        Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month
                        LIBOR index or annually based on the one-year CMT index or the one-year LIBOR index.

Group II
Mortgage Loans:         The aggregate principal balance of the Group II
                        Mortgage Loans as of the Sample Pool Calculation Date is approximately $370,217,945. The Group II Mortgage
                        Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month
                        LIBOR index or annually based on the one-year CMT index or the one-year LIBOR index.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       6

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Group III
Mortgage Loans:         The aggregate principal balance of the Group III
                        Mortgage Loans as of the Sample Pool Calculation Date is approximately $145,958,202. The Group III Mortgage
                        Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month
                        LIBOR index or annually based on the one-year CMT index or the one-year LIBOR index.

Group IV
Mortgage Loans:         The aggregate principal balance of the Group IV
                        Mortgage Loans as of the Sample Pool Calculation Date is approximately $84,604,292. The Group IV Mortgage
                        Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust semi-annually based on the six-month
                        LIBOR index.

Accrued Interest:       The price to be paid for the Offered Certificates by
                        investors who elect to settle bonds on the Settlement
                        Date will include accrued interest from the Cut-off
                        Date up to, but not including, the Settlement Date.
                        Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual
Period: The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:     Senior/subordinate, shifting interest structure.

              ----------------------------------------------------------------

                                                       Bond          Initial
              Certificates           [S&P/Moody's]     Sizes*    Subordination*
              ----------------------------------------------------------------
              Senior Certificates       AAA/Aaa        92.50%        7.50%
              ----------------------------------------------------------------
                *Preliminary and subject to revision.





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       7

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                        Credit enhancement for the Senior Certificates will
                        consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                        Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                        Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                        Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates

                        Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates.

                        Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates.

Shifting Interest:      Through the Distribution Date in April 2015, the
                        Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                        Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                        Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage
                        Loans. The prepayment percentages on the Subordinate
                        Certificates are as follows:

                        May 2005 - April 2015             0% Pro Rata Share
                        May 2015 - April 2016             30% Pro Rata Share
                        May 2016 - April 2017             40% Pro Rata Share
                        May 2017 - April 2018             60% Pro Rata Share
                        May 2018 - April 2019             80% Pro Rata Share
                        May 2019 and after                100% Pro Rata Share

                        Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       8

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                        Any principal not allocated to the Subordinate
                        Certificates will be allocated to the Senior
                        Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; and second, to the related Senior Certificates until the respective class principal balance has been reduced to zero.

                        Excess losses from the Mortgage Loans in a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the Subordinate Certificates.

Certificates Priority
of Distributions:       Available funds from the Mortgage Loans will be
                        distributed in the following order of priority:
                        1) To the Senior Certificates, from the related Loan
                           Group, accrued and unpaid interest at the related Certificate Interest Rate;
                        2) (a) to the Group I Certificates, principal from the
                               related Loan Group*;
                           (b) to the Group II Certificates, principal from the
                               related Loan Group*
                           (c) to the Group III Certificates, principal from
                               the related Loan Group*;
                           (d) to the Group IV Certificates, principal from the
                               related Loan Group*;
                        3) To the Class B-1 Certificates, accrued and unpaid
                           interest at the related Class B-1 Certificate Interest Rate;
                        4) To the Class B-1 Certificates, principal;
                        5) To the Class B-2 Certificates, accrued and unpaid
                           interest at the related Class B-2 Certificate Interest Rate;
                        6) To the Class B-2 Certificates, principal;
                        7) To the Class B-3 Certificates, accrued and unpaid
                           interest at the related Class B-3 Certificate Interest Rate;
                        8) To the Class B-3 Certificates, principal;
                        9) To the Class B-4, Class B-5 and Class B-6
                           Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                        10)To the Residual Certificate, any remaining amount.
                        * Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Senior
                        Certificates related to another Loan Group.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                       9

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                                   GROUP I
-------------------------------------------------------------------------------


Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)

                                                                                          Range
Total Number of Loans                                           1,074
Total Outstanding Balance                                    $330,853,808
Average Loan Balance                                           $308,058          $33,750 to $1,605,821
WA Mortgage Rate                                                5.791%               4.000% to 9.000%
WA Mortgage Rate Net LPMI                                       5.791%               4.000% to 9.000%
Net WAC                                                         5.408%               3.618% to 8.618%
ARM Characteristics
WA Gross Margin                                                 2.700%               2.250% to 5.100%
WA Months to First Roll                                           36                     36 to 36
WA First Periodic Cap                                           3.125%               2.000% to 6.000%
WA Subsequent Periodic Cap                                      1.639%               1.000% to 2.000%
WA Lifetime Cap                                                11.705%              9.250% to 15.000%
WA Lifetime Floor                                               2.700%               2.250% to 5.100%
WA Original Term (months)                                        360                    360 to 360
WA Remaining Term (months)                                       360                    360 to 360
WA Age (months)                                                   0                       0 to 0
WA LTV                                                          76.45%               25.27% to 95.00%
WA FICO                                                          702
WA DTI%                                                         38.32%
Secured by (% of pool) 1st Liens                               100.00%
2nd Liens                                                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)                4.03%
Prepay Moves Exempted Soft                                      4.03%
Hard                                                            0.00%
No Prepay                                                       95.97%
Unknown Prepay                                                  0.00%
Percent of IO                                                   93.03%

------------------ --------------------- ------------------ ----------------------------- --------------------- -----------------
   Top 5 States     Top 5 Property Types    Documentation             Purpose                   Occupancy       Original PP Term
------------------ --------------------- ------------------ ----------------------------- --------------------- -----------------
California  52.04%  Single Family 60.60%  Stated     66.90%  Purchase              64.68%  Primary      91.16%  None       95.97%
Florida       6.90  PUD            18.60  Full        18.55  Refinance - Cashout    23.97  Investment     6.73  12 Months    3.33
Virginia      6.28  Condo          12.89  No Doc       6.29  Refinance - Rate Term  11.34  Second Home    2.11  24 Months    0.70
Nevada        4.84  2-4 Family      5.73  No Ratio     4.27
New York      3.58  Townhouse       2.18  NINA         3.32
                                          Alternative  0.68
------------------ --------------------- ------------------ ----------------------------- --------------------- ----------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      10

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP I
-------------------------------------------------------------------------------

Product Types

----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
                                  CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Product Types                     BALANCE         LOANS      TOTAL        BALANCE        WAC        TERM     FICO       LTV
----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
3/1 LIBOR                           $2,739,415          7       0.83%       $391,345      4.916%    360       696       73.52%
----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
3/1 Treasury                         8,693,261         22        2.63        395,148       5.698    360       699        72.41
----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
3/1 LIBOR IO                         2,158,749          7        0.65        308,393       5.125    360       697        71.61
----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
3/1 Treasury IO                    192,340,936        629       58.13        305,788       5.797    360       701        76.38
----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
3/27 LIBOR                          11,614,865         23        3.51        504,994       5.950    360       698        73.14
----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
3/27 LIBOR IO                      113,306,582        386       34.25        293,540       5.804    360       705        77.38
----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
Total:                            $330,853,808      1,074     100.00%       $308,058      5.791%    360       702       76.45%
----------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------

Current Mortgage Loan Principal Balances

--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
Range of Current Mortgage             CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Loan Principal Balances               BALANCE         LOANS      TOTAL        BALANCE        WAC        TERM     FICO       LTV
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$0.01 to $50,000.00                        $69,750          2       0.02%        $34,875      8.484%    360       691       77.58%
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$50,000.01 to $100,000.00                2,747,928         32        0.83         85,873       6.120    360       716        74.48
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$100,000.01 to $150,000.00              12,123,282         95        3.66        127,613       5.831    360       709        77.09
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$150,000.01 to $200,000.00              33,539,151        190       10.14        176,522       5.800    360       700        78.60
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$200,000.01 to $250,000.00              31,120,609        137        9.41        227,158       5.858    360       698        77.70
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$250,000.01 to $300,000.00              39,288,696        142       11.87        276,681       5.734    360       704        77.16
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$300,000.01 to $350,000.00              45,240,155        140       13.67        323,144       5.706    360       703        78.21
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$350,000.01 to $400,000.00              42,257,900        113       12.77        373,964       5.848    360       700        77.14
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$400,000.01 to $450,000.00              28,884,750         68        8.73        424,776       5.862    360       703        76.97
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$450,000.01 to $500,000.00              18,959,216         40        5.73        473,980       5.779    360       709        77.39
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$500,000.01 to $550,000.00              18,472,903         35        5.58        527,797       5.873    360       706        76.59
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$550,000.01 to $600,000.00              13,797,835         24        4.17        574,910       5.762    360       707        76.27
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$600,000.01 to $650,000.00              13,940,513         22        4.21        633,660       5.758    360       698        73.74
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$650,000.01 to $700,000.00               2,045,900          3        0.62        681,967       5.717    360       730        69.56
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$700,000.01 to $750,000.00               5,941,800          8         1.8        742,725       5.640    360       681        67.96
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$750,000.01 to $1,000,000.00            18,167,599         20        5.49        908,380       5.767    360       690        69.09
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$1,000,000.01 to $1,500,000.00           2,650,000          2         0.8      1,325,000       5.080    360       735        57.61
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
$1,500,000.01 to $2,000,000.00           1,605,821          1        0.49      1,605,821       6.130    360       690        78.51
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------
Total:                                $330,853,808      1,074     100.00%       $308,058      5.791%    360       702       76.45%
--------------------------------- ----------------- ---------- ----------- -------------- ----------- --------- -------- ----------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      11

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP I
-------------------------------------------------------------------------------

Geographic Distributions of Mortgaged Properties

--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
State                           BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Alabama                             $678,500          2       0.21%        $339,250     6.041%     360       720       80.81%
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Arizona                            4,946,027         24        1.49         206,084      5.643     360       708        82.87
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Arkansas                             190,400          1        0.06         190,400      5.875     360       660        80.00
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
California                       172,179,825        458       52.04         375,938      5.769     360       704        76.03
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Colorado                           7,109,500         34        2.15         209,103      5.660     360       703        79.13
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Connecticut                        2,154,200          4        0.65         538,550      5.250     360       696        63.26
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Delaware                             192,000          1        0.06         192,000      6.500     360       623        80.00
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
District of Columbia               2,899,260         11        0.88         263,569      5.889     360       677        76.99
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Florida                           22,820,091         95        6.90         240,211      5.938     360       701        78.27
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Georgia                            6,764,016         34        2.04         198,942      5.421     360       719        75.75
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Hawaii                             4,807,375          8        1.45         600,922      5.950     360       715        75.59
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Illinois                          10,898,047         40        3.29         272,451      5.755     360       696        76.47
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Indiana                              326,759          2        0.10         163,380      5.000     360       710        80.00
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Maine                                415,000          1        0.13         415,000      6.625     360       669        68.03
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Maryland                          11,641,843         43        3.52         270,741      5.881     360       706        76.89
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Massachusetts                      4,952,063         15        1.50         330,138      5.607     360       697        72.53
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Michigan                           3,961,781         21        1.20         188,656      6.146     360       675        75.36
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Minnesota                          2,371,838         13        0.72         182,449      5.803     360       699        77.92
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Missouri                           1,021,200          6        0.31         170,200      5.949     360       682        82.53
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Nebraska                             492,868          3        0.15         164,289      5.511     360       721        81.88
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Nevada                            16,016,283         67        4.84         239,049      5.848     360       711        79.47
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
New Hampshire                        325,000          1        0.10         325,000      5.500     360       657        78.50
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
New Jersey                         5,060,660         18        1.53         281,148      5.588     360       673        74.43
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
New Mexico                           121,150          1        0.04         121,150      6.375     360       628        89.74
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
New York                          11,836,491         36        3.58         328,791      5.984     360       700        74.91
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
North Carolina                     1,626,638          9        0.49         180,738      5.923     360       692        81.06
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Ohio                                 304,375          3        0.09         101,458      5.340     360       677        69.13
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Oregon                             1,982,600          9        0.60         220,289      6.134     360       682        79.07
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Pennsylvania                         503,200          2        0.15         251,600      6.476     360       681        80.00
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Rhode Island                         914,600          3        0.28         304,867      5.687     360       672        80.29
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
South Carolina                     1,821,425          6        0.55         303,571      5.666     360       695        70.68
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Tennessee                            388,000          1        0.12         388,000      6.500     360       641        80.00
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Texas                              2,434,784         10        0.74         243,478      5.696     360       685        69.94
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Utah                                 537,600          2        0.16         268,800      5.532     360       706        78.83
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Virginia                          20,774,655         67        6.28         310,069      5.804     360       703        76.85
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Washington                         4,750,954         20        1.44         237,548      5.768     360       691        75.31
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
West Virginia                        300,000          1        0.09         300,000      5.750     360       701        80.00
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Wisconsin                            332,800          2        0.10         166,400      6.133     360       660        80.00
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                          $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      12

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP I
-------------------------------------------------------------------------------


Original Loan-to-Value Ratios

----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Range of Original                 CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Loan-to-Value Ratios              BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
0.01% to 50.00%                     $7,372,850         29       2.23%        $254,236     5.354%     360       707       41.86%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
50.01% to 55.00%                     3,070,500          9        0.93         341,167      5.651     360       705        52.58
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
55.01% to 60.00%                    14,135,969         29        4.27         487,447      5.465     360       694        57.73
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
60.01% to 65.00%                    18,114,899         45        5.48         402,553      5.564     360       693        63.38
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
65.01% to 70.00%                    14,270,008         40        4.31         356,750      5.687     360       705        68.55
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
70.01% to 75.00%                    24,286,434         68        7.34         357,153      5.746     360       701        73.94
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
75.01% to 80.00%                   235,066,091        789       71.05         297,929      5.850     360       703        79.84
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
80.01% to 85.00%                     1,682,346          8        0.51         210,293      5.660     360       659        83.11
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
85.01% to 90.00%                     7,576,423         30        2.29         252,547      5.790     360       696        89.38
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
90.01% to 95.00%                     5,278,288         27        1.60         195,492      6.037     360       705        94.94
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                            $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------


Current Mortgage Rates

----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Range of Current                  CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Mortgage Rates                    BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
3.501% to 4.000%                      $574,887          2       0.17%        $287,443     4.000%     360       740       82.64%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
4.001% to 4.500%                     4,699,407         14        1.42         335,672      4.408     360       725        72.07
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
4.501% to 5.000%                    25,444,201         84        7.69         302,907      4.885     360       720        73.90
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
5.001% to 5.500%                    86,151,241        275       26.04         313,277      5.343     360       710        74.67
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
5.501% to 6.000%                   120,284,749        382       36.36         314,882      5.806     360       703        76.38
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
6.001% to 6.500%                    61,875,674        215       18.70         287,794      6.287     360       691        78.91
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
6.501% to 7.000%                    23,604,716         73        7.13         323,352      6.783     360       677        78.78
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
7.001% to 7.500%                     6,995,583         22        2.11         317,981      7.317     360       686        81.20
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
7.501% to 8.000%                     1,116,000          5        0.34         223,200      7.735     360       660        80.00
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
8.501% to 9.000%                       107,350          2        0.03          53,675      9.000     360       722        78.43
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                            $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------


Property Type

--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Property Type                   BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Single Family                   $200,513,594        632      60.60%        $317,268     5.786%     360       699       75.87%
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
PUD                               61,536,415        199       18.60         309,228      5.732     360       708        77.95
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Condominium                       42,635,775        171       12.89         249,332      5.841     360       714        78.85
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
2-4 Family                        18,962,467         46        5.73         412,228      5.953     360       688        71.47
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Townhouse                          7,205,556         26        2.18         277,137      5.712     360       703        78.56
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                          $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
--------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      13

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP I
-------------------------------------------------------------------------------


Loan Purpose

----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                  CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Loan Purpose                      BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Purchase                          $214,011,632        711      64.68%        $301,001     5.812%     360       708       79.33%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Refinance - Cashout                 79,312,787        256       23.97         309,816      5.842     360       691        70.39
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Refinance - Rate Term               37,529,389        107       11.34         350,742      5.565     360       689        72.81
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                            $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------



Occupancy

-------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                               CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Occupancy                      BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
-------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Primary                        $301,594,866        966      91.16%        $312,210     5.763%     360       701       76.85%
-------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Investment                       22,266,991         76        6.73         292,987      6.167     360       707        71.10
-------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Second Home                       6,991,951         32        2.11         218,498      5.805     360       727        76.09
-------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                         $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
-------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------


Remaining Months to Scheduled Maturity

------------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Range of Remaining Months           CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
to Scheduled Maturity               BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
360                                $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                             $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------


Documentation

----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                  CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Documentation                     BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Stated Documentation              $221,336,077        715      66.90%        $309,561     5.801%     360       703       77.49%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Full Documentation                  61,370,561        195       18.55         314,721      5.575     360       697        76.73
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
No Documentation                    20,800,897         70        6.29         297,156      6.072     360       713        69.50
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
No Ratio                            14,113,870         39        4.27         361,894      6.022     360       701        72.66
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
No Income/No Asset                  10,985,901         44        3.32         249,680      6.132     360       681        71.54
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Alternative Documentation            2,246,502         11        0.68         204,227      4.995     360       707        78.92
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                            $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      14

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP I
-------------------------------------------------------------------------------


Credit Scores

------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Range of                           CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Credit Scores                      BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
601 to 620                             $183,000          2       0.06%         $91,500     6.916%     360       620       79.60%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
621 to 640                           18,013,583         64        5.44         281,462      6.160     360       632        76.44
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
641 to 660                           34,494,302        107       10.43         322,377      6.108     360       651        75.56
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
661 to 680                           57,793,342        188       17.47         307,411      5.879     360       670        75.71
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
681 to 700                           62,956,723        197       19.03         319,577      5.861     360       690        77.27
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
701 to 720                           51,285,834        164       15.50         312,719      5.615     360       709        76.08
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
721 to 740                           39,705,594        128       12.00         310,200      5.619     360       731        77.04
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
741 to 760                           34,043,816        111       10.29         306,701      5.572     360       751        77.01
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
761 to 780                           21,325,840         75        6.45         284,345      5.617     360       771        77.57
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
781 to 800                            9,894,574         33        2.99         299,836      5.756     360       790        76.40
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
801 to 820                            1,157,200          5        0.35         231,440      5.783     360       809        54.63
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                             $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------





Original Prepayment Penalty Term

------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Original Prepayment                CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Penalty Term                       BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
None                               $317,522,696      1,042      95.97%        $304,724     5.786%     360       703       76.46%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
12 Months                            11,008,712         28        3.33         393,168      5.869     360       687        77.18
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
24 Months                             2,322,400          4        0.70         580,600      6.112     360       689        71.57
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                             $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------





80% LTV - PMI Analysis

------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                   CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
80% LTV - PMI Analysis             BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
>80% LTV, with MI                   $14,537,057         65     100.00%        $223,647     5.865%     360       695       90.67%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                              $14,537,057         65     100.00%        $223,647     5.865%     360       695       90.67%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      15

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP I
-------------------------------------------------------------------------------


Months to Roll

------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                   CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Months to Roll                     BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
36                                 $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                             $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------





Gross Margins

------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                   CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Range of Gross Margins             BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
2.001% to 2.500%                    $41,974,942        142      12.69%        $295,598     5.306%     360       708       75.69%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
2.501% to 3.000%                    285,794,721        926       86.38         308,634      5.855     360       701        76.53
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
3.001% to 3.500%                        616,123          2        0.19         308,062      6.750     360       753        83.07
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
3.501% to 4.000%                        435,200          1        0.13         435,200      7.375     360       777        80.00
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
4.001% to 4.500%                      1,605,821          1        0.49       1,605,821      6.130     360       690        78.51
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
4.501% to 5.000%                        280,000          1        0.08         280,000      5.875     360       668        80.00
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
5.001% to 5.500%                        147,000          1        0.04         147,000      6.650     360       620        79.50
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                             $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------





Maximum Mortgage Rates

------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Range of Maximum                   CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Mortgage Rates                     BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
9.001% to 9.500%                     $1,483,475          4       0.45%        $370,869     4.380%     360       703       67.03%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
9.501% to 10.000%                     5,091,637         12        1.54         424,303      4.794     360       730        74.43
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
10.001% to 10.500%                   11,017,853         30        3.33         367,262      5.100     360       711        75.97
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
10.501% to 11.000%                   31,912,151        104        9.65         306,848      5.180     360       715        75.02
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
11.001% to 11.500%                   83,437,095        272       25.22         306,754      5.400     360       709        74.86
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
11.501% to 12.000%                  109,488,972        353       33.09         310,167      5.814     360       703        76.34
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
12.001% to 12.500%                   55,182,078        197       16.68         280,112      6.287     360       691        78.74
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
12.501% to 13.000%                   23,415,793         72        7.08         325,219      6.783     360       677        78.69
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
13.001% to 13.500%                    8,601,404         23        2.60         373,974      7.096     360       687        80.69
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
13.501% to 14.000%                    1,116,000          5        0.34         223,200      7.735     360       660        80.00
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
14.501% to 15.000%                      107,350          2        0.03          53,675      9.000     360       722        78.43
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                             $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      16

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP I
-------------------------------------------------------------------------------



Next Rate Adjustment Date

----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Next Rate                         CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Adjustment Date                   BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
March 2008                        $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                            $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------




Initial Fixed Period

----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                  CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Initial Fixed Period              BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
36                                $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                            $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------





Minimum Mortgage Rates

----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Range of Minimum                  CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Mortgage Rates                    BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
2.001% to 2.500%                   $41,974,942        142      12.69%        $295,598     5.306%     360       708       75.69%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
2.501% to 3.000%                   285,794,721        926       86.38         308,634      5.855     360       701        76.53
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
3.001% to 3.500%                       616,123          2        0.19         308,062      6.750     360       753        83.07
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
3.501% to 4.000%                       435,200          1        0.13         435,200      7.375     360       777        80.00
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
4.001% to 4.500%                     1,605,821          1        0.49       1,605,821      6.130     360       690        78.51
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
4.501% to 5.000%                       280,000          1        0.08         280,000      5.875     360       668        80.00
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
5.001% to 5.500%                       147,000          1        0.04         147,000      6.650     360       620        79.50
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                            $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------




Initial Cap

----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                  CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Initial Cap                       BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
2.000%                             $13,672,541         59       4.13%        $231,738     4.904%     360       713       75.61%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
3.000%                             292,977,281        956       88.55         306,462      5.847     360       700        76.46
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
5.000%                              17,541,335         37        5.30         474,090      5.630     360       715        77.31
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
6.000%                               6,662,651         22        2.01         302,848      5.558     360       713        75.42
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                            $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
----------------------------- ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      17

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP I
-------------------------------------------------------------------------------



Subsequent Cap

------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                   CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Subsequent Cap                     BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
1.000%                             $119,531,321        392      36.13%        $304,927     5.831%     360       704       77.10%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
2.000%                              211,322,487        682       63.87         309,857      5.768     360       701        76.08
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                             $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------





DTI

------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
                                   CURRENT         # OF        % OF        AVERAGE        GROSS      REMG                ORIG
Range of DTI                       BALANCE         LOANS      TOTAL        BALANCE         WAC       TERM      FICO       LTV
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Unknown                             $45,900,668        153      13.87%        $300,004     6.071%     360       702       70.96%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
0.01% to 5.00%                          279,200          2        0.08         139,600      6.149     360       667        80.00
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
5.01% to 10.00%                         682,000          2        0.21         341,000      6.098     360       761        71.65
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
10.01% to 15.00%                      3,946,200         12        1.19         328,850      5.976     360       724        73.28
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
15.01% to 20.00%                      5,234,792         21        1.58         249,276      5.627     360       711        74.85
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
20.01% to 25.00%                      8,592,909         28        2.60         306,890      5.774     360       701        76.45
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
25.01% to 30.00%                     20,499,517         69        6.20         297,094      5.695     360       689        74.26
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
30.01% to 35.00%                     37,501,167        129       11.33         290,707      5.739     360       701        77.25
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
35.01% to 40.00%                     78,673,028        246       23.78         319,809      5.676     360       709        77.72
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
40.01% to 45.00%                     87,346,113        267       26.40         327,139      5.784     360       703        77.85
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
45.01% to 50.00%                     33,153,181        108       10.02         306,974      5.840     360       690        78.33
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
50.01% to 55.00%                      5,479,670         21        1.66         260,937      5.537     360       698        78.36
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
55.01% or greater                     3,565,362         16        1.08         222,835      5.901     360       678        75.15
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------
Total:                             $330,853,808      1,074     100.00%        $308,058     5.791%     360       702       76.45%
------------------------------ ----------------- ---------- ----------- --------------- ---------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      18

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------


Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                                                            Range
Total Number of Loans                                            1,289
Total Outstanding Balance                                     $370,217,945
Average Loan Balance                                            $287,213           $41,200 to $1,650,000
WA Mortgage Rate                                                 5.864%                3.250% to 8.875%
WA Mortgage Rate Net LPMI                                        5.864%                3.250% to 8.875%
Net WAC                                                          5.481%                2.868% to 8.493%
ARM Characteristics
WA Gross Margin                                                  2.632%                2.250% to 4.000%
WA Months to First Roll                                            60                      60 to 60
WA First Periodic Cap                                            4.913%                2.000% to 6.000%
WA Subsequent Periodic Cap                                       1.685%                1.000% to 2.000%
WA Lifetime Cap                                                 11.660%               9.125% to 14.875%
WA Lifetime Floor                                                2.632%                2.250% to 4.000%
WA Original Term (months)                                         360                     360 to 360
WA Remaining Term (months)                                        360                     360 to 360
WA Age (months)                                                    0                        0 to 0
WA LTV                                                           74.88%               10.00% to 100.00%
WA FICO                                                           707
WA DTI%                                                          37.85%
Secured by (% of pool) 1st Liens                                100.00%
2nd Liens                                                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                 1.48%
Prepay Moves Exempted Soft                                       1.48%
Hard                                                             0.00%
No Prepay                                                        98.52%
Unknown                                                          0.00%
Percent of IO                                                    90.83%


------------------ --------------------- ------------------ ----------------------------- --------------------- -----------------
   Top 5 States     Top 5 Property Types    Documentation             Purpose                   Occupancy       Original PP Term
------------------ --------------------- ------------------ ----------------------------- --------------------- -----------------
California 43.52%   Single Family 63.55%  Stated     60.13%  Purchase              54.13%  Primary      88.44%  None       98.52%
Florida      6.81   PUD            17.19  Full        17.22  Refinance - Cashout    30.39  Investment     7.74  12 Months    1.24
Nevada       4.37   Condo          11.49  No Doc      11.30  Refinance - Rate Term  15.48  Second Home    3.82  24 Months    0.23
Virginia     4.17   2-4 Family      6.22  No Ratio     4.74
Maryland     4.01   Townhouse       1.32  Alternative  3.85
                                          NINA         2.68
                                          Limited      0.07
------------------ --------------------- ------------------ ----------------------------- --------------------- -----------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      19

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------


Product Types

-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
                                     CURRENT        # OF        % OF         AVERAGE        GROSS       REMG              ORIG
Product Types                        BALANCE        LOANS       TOTAL        BALANCE         WAC        TERM     FICO      LTV
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
5/1 LIBOR                             $7,355,225         17        1.99%        $432,660      5.357%    360      720       68.14%
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
5/1 Treasury                          22,021,167         45         5.95         489,359       5.921    360      700        72.36
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
5/1 LIBOR IO                          32,283,070         80         8.72         403,538       5.362    360      734        73.20
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
5/1 Treasury IO                      179,788,368        615        48.56         292,339       5.895    360      705        74.92
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
5/25 LIBOR                             4,576,610         12         1.24         381,384       6.182    360      693        75.96
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
5/25 LIBOR IO                        124,193,504        520        33.55         238,834       5.957    360      705        76.05
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
Total:                              $370,217,945      1,289      100.00%        $287,213      5.864%    360      707       74.88%
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------



Current Mortgage Loan Principal Balances

-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
Range of Current Mortgage            CURRENT        # OF        % OF         AVERAGE        GROSS       REMG              ORIG
Loan Principal Balances              BALANCE        LOANS       TOTAL        BALANCE         WAC        TERM     FICO      LTV
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$0.01 to $50,000.00                     $139,950          3        0.04%         $46,650      6.695%    360      690       53.25%
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$50,000.01 to $100,000.00              4,998,018         59         1.35          84,712       6.278    360      687        74.65
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$100,000.01 to $150,000.00            21,316,120        166         5.76         128,410       6.080    360      705        77.43
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$150,000.01 to $200,000.00            38,259,348        220       10.33          173,906      5.855     360      709        77.87
------------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
$200,000.01 to $250,000.00            37,973,760        169        10.26         224,697       5.913    360      705        75.50
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$250,000.01 to $300,000.00            52,664,444        191        14.23         275,730       5.874    360      706        77.43
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$300,000.01 to $350,000.00            49,593,263        153         13.4         324,139       5.776    360      708        75.80
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$350,000.01 to $400,000.00            43,083,744        116        11.64         371,412       5.796    360      707        74.99
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$400,000.01 to $450,000.00            25,115,988         59         6.78         425,695       5.983    360      699        74.64
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$450,000.01 to $500,000.00            20,048,974         42         5.42         477,357       5.833    360      710        73.37
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$500,000.01 to $550,000.00            18,820,078         36         5.08         522,780       5.863    360      708        73.07
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$550,000.01 to $600,000.00            12,194,596         21         3.29         580,695       5.889    360      709        76.85
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$600,000.01 to $650,000.00             8,289,000         13         2.24         637,615       5.875    360      719        70.34
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$650,000.01 to $700,000.00             4,090,900          6          1.1         681,817       5.773    360      715        62.55
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$700,000.01 to $750,000.00             4,417,500          6         1.19         736,250       5.738    360      694        70.12
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$750,000.01 to $1,000,000.00          19,538,062         22         5.28         888,094       5.666    360      715        67.47
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$1,000,000.01 to $1,500,000.00         8,024,200          6         2.17       1,337,367       5.905    360      730        67.54
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
$1,500,000.01 to $2,000,000.00         1,650,000          1         0.45       1,650,000       5.875    360      665        66.00
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------
Total:                              $370,217,945      1,289      100.00%        $287,213      5.864%    360      707       74.88%
-------------------------------- ---------------- ---------- ------------ --------------- ----------- --------- ------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      20

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------

Geographic Distributions of Mortgaged Properties

----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
                                  CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
State                             BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Alabama                             $1,703,690         12       0.46%         $141,974     6.037%     360      677       77.78%
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Alaska                                 245,000          1        0.07          245,000      6.750     360      661        74.24
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Arizona                             10,244,081         52        2.77          197,002      6.097     360      717        78.67
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Arkansas                               123,500          1        0.03          123,500      6.375     360      675        95.00
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
California                         161,108,411        428       43.52          376,422      5.805     360      710        72.34
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Colorado                            13,277,304         47        3.59          282,496      5.702     360      712        77.63
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Connecticut                          4,375,200         17        1.18          257,365      6.056     360      696        74.88
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
District of Columbia                 1,243,000          5        0.34          248,600      6.125     360      691        78.32
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Florida                             25,229,011        117        6.81          215,633      6.040     360      713        78.08
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Georgia                              9,235,348         49        2.49          188,476      5.596     360      714        79.29
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Hawaii                               4,597,288          9        1.24          510,810      5.537     360      704        71.81
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Idaho                                  582,100          3        0.16          194,033      5.997     360      693        78.49
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Illinois                            10,354,229         43        2.80          240,796      5.917     360      706        76.98
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Indiana                                559,780          4        0.15          139,945      6.214     360      736        84.18
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Iowa                                   388,878          2        0.11          194,439      5.881     360      686        66.42
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Kansas                                 125,800          1        0.03          125,800      5.875     360      712        81.69
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Kentucky                               684,577          4        0.18          171,144      6.166     360      726        83.45
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Louisiana                              900,000          3        0.24          300,000      5.621     360      717        79.48
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Maine                                  102,300          1        0.03          102,300      6.500     360      705        74.40
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Maryland                            14,861,722         52        4.01          285,802      5.876     360      701        76.62
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Massachusetts                        7,561,854         19        2.04          397,992      5.813     360      696        71.83
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Michigan                            12,019,414         63        3.25          190,784      6.136     360      683        78.57
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Minnesota                            2,322,350         10        0.63          232,235      5.792     360      688        79.69
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Missouri                               673,375          4        0.18          168,344      5.882     360      690        80.89
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Montana                                895,550          2        0.24          447,775      5.478     360      713        69.96
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Nevada                              16,183,631         65        4.37          248,979      5.785     360      718        77.53
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
New Hampshire                          529,200          2        0.14          264,600      5.589     360      687        74.73
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
New Jersey                          11,289,705         35        3.05          322,563      5.995     360      703        73.74
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
New Mexico                             714,067          4        0.19          178,517      5.417     360      763        73.34
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
New York                            14,296,868         42        3.86          340,402      6.224     360      686        71.64
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
North Carolina                       2,361,512         12        0.64          196,793      5.587     360      711        75.09
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
North Dakota                           280,800          4        0.08           70,200      5.722     360      653        61.18
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Ohio                                 1,034,105          5        0.28          206,821      5.967     360      710        80.35
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Oregon                               3,714,814         19        1.00          195,517      5.648     360      715        79.15
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Pennsylvania                         1,460,200          7        0.39          208,600      6.092     360      690        77.97
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Rhode Island                           818,900          3        0.22          272,967      6.793     360      690        77.99
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
South Carolina                       3,265,718         19        0.88          171,880      5.954     360      701        83.76
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Tennessee                              556,550          5        0.15          111,310      5.920     360      724        80.16
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Texas                                3,539,748         17        0.96          208,220      5.725     360      700        81.23
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Utah                                 2,662,850          8        0.72          332,856      6.114     360      748        70.51
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Vermont                                152,899          1        0.04          152,899      6.750     360      637        82.70
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Virginia                            15,449,512         56        4.17          275,884      5.810     360      708        76.78
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Washington                           7,014,194         29        1.89          241,869      5.755     360      696        79.08
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
West Virginia                           90,091          1        0.02           90,091      6.625     360      647        95.00
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Wisconsin                            1,096,820          5        0.30          219,364      5.997     360      703        80.00
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Wyoming                                292,000          1        0.08          292,000      4.625     360      687        80.00
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                            $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
----------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      21

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------


Original Loan-to-Value Ratios

------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Range of Original                  CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Loan-to-Value Ratios               BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
0.01% to 50.00%                     $13,811,523         48       3.73%         $287,740     5.668%     360      700       41.21%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
50.01% to 55.00%                      8,609,157         31        2.33          277,715      5.538     360      712        53.08
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
55.01% to 60.00%                     10,961,135         31        2.96          353,585      5.581     360      706        57.97
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
60.01% to 65.00%                     27,085,011         66        7.32          410,379      5.655     360      709        63.52
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
65.01% to 70.00%                     40,687,837        110       10.99          369,889      5.828     360      696        68.47
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
70.01% to 75.00%                     30,992,248        102        8.37          303,846      5.936     360      697        73.34
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
75.01% to 80.00%                    212,208,881        778       57.32          272,762      5.887     360      712        79.77
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
80.01% to 85.00%                      3,835,993         16        1.04          239,750      5.786     360      698        84.05
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
85.01% to 90.00%                     10,829,283         50        2.93          216,586      6.213     360      691        89.33
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
90.01% to 95.00%                     10,809,877         55        2.92          196,543      6.345     360      705        94.64
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
95.01% to 100.00%                       387,000          2        0.10          193,500      5.037     360      697       100.00
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------





Current Mortgage Rates

------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Range of Current                   CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Mortgage Rates                     BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
3.001% to 3.500%                       $150,000          1       0.04%         $150,000     3.250%     360      642       52.63%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
4.001% to 4.500%                      2,333,823          6        0.63          388,971      4.385     360      755        66.24
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
4.501% to 5.000%                     19,392,027         63        5.24          307,810      4.890     360      731        72.75
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
5.001% to 5.500%                     83,670,891        261       22.60          320,578      5.355     360      720        71.85
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
5.501% to 6.000%                    143,916,426        508       38.87          283,300      5.804     360      709        74.51
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
6.001% to 6.500%                     85,136,806        302       23.00          281,910      6.292     360      696        77.44
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
6.501% to 7.000%                     30,149,188        122        8.14          247,124      6.792     360      682        79.11
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
7.001% to 7.500%                      3,063,484         15        0.83          204,232      7.308     360      670        80.26
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
7.501% to 8.000%                      1,704,500          8        0.46          213,063      7.706     360      681        78.22
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
8.001% to 8.500%                        552,000          2        0.15          276,000      8.342     360      644        79.94
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
8.501% to 9.000%                        148,800          1        0.04          148,800      8.875     360      651        80.00
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      22

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------


Property Type

------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
                                   CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Property Type                      BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Single Family                      $235,278,011        771      63.55%         $305,160     5.835%     360      704       73.79%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
PUD                                  63,638,729        244       17.19          260,814      5.772     360      711        78.34
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Condominium                          42,540,126        177       11.49          240,340      5.903     360      717        77.04
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
2-4 Family                           23,034,811         75        6.22          307,131      6.273     360      710        72.90
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Townhouse                             4,894,668         20        1.32          244,733      6.064     360      708        75.59
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Other                                   831,600          2        0.22          415,800      6.352     360      721        58.66
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------





Loan Purpose

------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
                                   CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Loan Purpose                       BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Purchase                           $200,383,331        733      54.13%         $273,374     5.842%     360      717       78.98%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Refinance - Cashout                 112,518,696        383       30.39          293,782      5.994     360      694        69.72
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Refinance - Rate Term                57,315,918        173       15.48          331,306      5.683     360      700        70.65
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------





Occupancy

------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
                                   CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Occupancy                          BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Primary                            $327,422,848      1,118      88.44%         $292,865     5.826%     360      706       75.31%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Investment                           28,662,374        118        7.74          242,901      6.317     360      704        68.82
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Second Home                          14,132,723         53        3.82          266,655      5.808     360      732        77.03
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------



Remaining Months to Scheduled Maturity


------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Range of Remaining Months          CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
to Scheduled Maturity              BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
360                                $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      23

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------

Documentation

------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
                                   CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Documentation                      BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Stated Documentation               $222,609,650        734      60.13%         $303,283     5.864%     360      708       74.95%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Full Documentation                   63,768,935        212       17.22          300,797      5.619     360      716        76.85
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
No Documentation                     41,849,153        191       11.30          219,106      6.173     360      690        74.41
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
No Ratio                             17,546,781         57        4.74          307,838      6.138     360      698        72.63
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Alternative Documentation            14,271,515         59        3.85          241,890      5.555     360      728        76.77
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
No Income/No Asset                    9,921,911         35        2.68          283,483      6.088     360      703        63.89
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Limited Documentation                   250,000          1        0.07          250,000      5.375     360      679        71.84
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------





Credit Scores

------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Range of                           CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Credit Scores                      BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
601 to 620                             $782,200          3       0.21%         $260,733     6.221%     360      620       59.60%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
621 to 640                           17,634,758         71        4.76          248,377      6.175     360      631        73.23
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
641 to 660                           39,190,335        149       10.59          263,022      6.157     360      651        74.62
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
661 to 680                           58,663,569        190       15.85          308,756      5.997     360      670        74.62
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
681 to 700                           58,650,698        206       15.84          284,712      5.922     360      690        74.50
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
701 to 720                           55,597,612        193       15.02          288,071      5.855     360      711        75.29
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
721 to 740                           44,845,630        163       12.11          275,127      5.714     360      730        75.97
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
741 to 760                           42,678,160        140       11.53          304,844      5.616     360      751        75.48
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
761 to 780                           31,958,312        106        8.63          301,494      5.677     360      769        76.15
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
781 to 800                           15,677,329         50        4.23          313,547      5.573     360      787        71.68
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
801 to 820                            4,539,342         18        1.23          252,186      5.809     360      807        74.88
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------





Original Prepayment Penalty Term

------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Original Prepayment                CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Penalty Term                       BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
None                               $364,753,493      1,274      98.52%         $286,306     5.862%     360      707       74.93%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
12 Months                             4,604,252         12        1.24          383,688      5.955     360      701        69.41
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
24 Months                               860,200          3        0.23          286,733      5.959     360      710        81.64
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                             $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
------------------------------ ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      24

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------


80% LTV - PMI Analysis

---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
                                 CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
80% LTV - PMI Analysis           BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
>80% LTV, with MI                 $25,862,153        123     100.00%         $210,261     6.187%     360      698       90.93%
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                            $25,862,153        123     100.00%         $210,261     6.187%     360      698       90.93%
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------





Months to Roll

---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
                                 CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Months to Roll                   BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
60                               $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                           $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------





Gross Margins

---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
                                 CURRENT         # OF        % OF         AVERAGE        GROSS      REMG               ORIG
Range of Gross Margins           BALANCE         LOANS      TOTAL         BALANCE         WAC       TERM      FICO      LTV
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
2.001% to 2.500%                  $96,210,386        369      25.99%         $260,733     5.692%     360      716       75.43%
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
2.501% to 3.000%                  271,137,775        913       73.24          296,975      5.926     360      704        74.71
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
3.001% to 3.500%                      272,500          2        0.07          136,250      5.961     360      738        83.86
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
3.501% to 4.000%                    2,597,283          5        0.70          519,457      5.741     360      707        70.99
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------
Total:                           $370,217,945      1,289     100.00%         $287,213     5.864%     360      707       74.88%
---------------------------- ----------------- ---------- ----------- ---------------- ---------- ---------- ------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      25

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------


Maximum Mortgage Rates

---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
Range of Maximum                 CURRENT          # OF        % OF         AVERAGE       GROSS       REMG                ORIG
Mortgage Rates                   BALANCE         LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
9.001% to 9.500%                   $1,842,000           5        0.50%       $368,400      4.318%     360       744       62.95%
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
9.501% to 10.000%                  10,556,994          32         2.85        329,906       4.901     360       738        71.76
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
10.001% to 10.500%                 23,734,540          72         6.41        329,646       5.290     360       731        71.81
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
10.501% to 11.000%                 22,653,000          93         6.12        243,581       5.420     360       719        75.72
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
11.001% to 11.500%                 79,766,076         271        21.55        294,340       5.606     360       712        73.69
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
11.501% to 12.000%                138,155,141         487        37.32        283,686       5.866     360       706        74.63
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
12.001% to 12.500%                 64,976,271         221        17.55        294,010       6.277     360       696        76.83
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
12.501% to 13.000%                 22,092,506          81         5.97        272,747       6.787     360       685        78.52
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
13.001% to 13.500%                  4,036,117          16         1.09        252,257       7.024     360       675        79.84
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
13.501% to 14.000%                  1,704,500           8         0.46        213,063       7.706     360       681        78.22
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
14.001% to 14.500%                    552,000           2         0.15        276,000       8.342     360       644        79.94
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
14.501% to 15.000%                    148,800           1         0.04        148,800       8.875     360       651        80.00
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
Total:                           $370,217,945       1,289      100.00%       $287,213      5.864%     360       707       74.88%
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------





Next Rate Adjustment Date

---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
Next Rate                        CURRENT          # OF        % OF         AVERAGE       GROSS       REMG                ORIG
Adjustment Date                  BALANCE         LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
March 2010                       $370,217,945       1,289      100.00%       $287,213      5.864%     360       707       74.88%
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
Total:                           $370,217,945       1,289      100.00%       $287,213      5.864%     360       707       74.88%
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------





Initial Fixed Period

---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
                                 CURRENT          # OF        % OF         AVERAGE       GROSS       REMG                ORIG
Initial Fixed Period             BALANCE         LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
60                               $370,217,945       1,289      100.00%       $287,213      5.864%     360       707       74.88%
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------
Total:                           $370,217,945       1,289      100.00%       $287,213      5.864%     360       707       74.88%
---------------------------- ----------------- ----------- ------------ -------------- ----------- ---------- -------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      26

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------

Minimum Mortgage Rates

------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
Range of Minimum                    CURRENT        # OF        % OF         AVERAGE       GROSS      REMG                ORIG
Mortgage Rates                      BALANCE        LOANS       TOTAL        BALANCE        WAC       TERM      FICO       LTV
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
2.001% to 2.500%                    $96,210,386        369       25.99%       $260,733     5.692%     360       716       75.43%
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
2.501% to 3.000%                    271,137,775        913        73.24        296,975      5.926     360       704        74.71
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
3.001% to 3.500%                        272,500          2         0.07        136,250      5.961     360       738        83.86
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
3.501% to 4.000%                      2,597,283          5         0.70        519,457      5.741     360       707        70.99
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
Total:                             $370,217,945      1,289      100.00%       $287,213     5.864%     360       707       74.88%
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------





Initial Cap

------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
                                    CURRENT        # OF        % OF         AVERAGE       GROSS      REMG                ORIG
Initial Cap                         BALANCE        LOANS       TOTAL        BALANCE        WAC       TERM      FICO       LTV
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
2.000%                              $13,963,163         36        3.77%       $387,866     5.715%     360       716       76.43%
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
3.000%                                1,538,233          3         0.42        512,744      6.282     360       684        77.16
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
5.000%                              342,086,330      1,190        92.40        287,468      5.880     360       706        74.84
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
6.000%                               12,630,219         60         3.41        210,504      5.524     360       727        73.78
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
Total:                             $370,217,945      1,289      100.00%       $287,213     5.864%     360       707       74.88%
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------





Subsequent Cap

------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
                                    CURRENT        # OF        % OF         AVERAGE       GROSS      REMG                ORIG
Subsequent Cap                      BALANCE        LOANS       TOTAL        BALANCE        WAC       TERM      FICO       LTV
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
1.000%                             $116,544,478        473       31.48%       $246,394     6.004%     360       702       76.25%
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
2.000%                              253,673,466        816        68.52        310,874      5.799     360       709        74.25
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------
Total:                             $370,217,945      1,289      100.00%       $287,213     5.864%     360       707       74.88%
------------------------------- ---------------- ---------- ------------ -------------- ---------- ---------- -------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      27

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP II
-------------------------------------------------------------------------------

DTI

--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
                                CURRENT         # OF        % OF        AVERAGE         GROSS       REMG               ORIG
Range of DTI                    BALANCE         LOANS      TOTAL        BALANCE          WAC        TERM     FICO       LTV
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
Unknown                          $68,385,295        280      18.47%        $244,233       6.150%    360       694       72.51%
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
0.01% to 5.00%                       622,150          3        0.17         207,383        6.377    360       700        71.93
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
5.01% to 10.00%                      778,425          5        0.21         155,685        5.939    360       667        68.81
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
10.01% to 15.00%                   3,054,770         18        0.83         169,709        5.983    360       699        67.90
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
15.01% to 20.00%                   6,805,750         26        1.84         261,760        5.762    360       736        71.55
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
20.01% to 25.00%                  15,927,714         49        4.30         325,055        5.737    360       727        73.55
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
25.01% to 30.00%                  21,398,799         82        5.78         260,961        5.803    360       710        74.49
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
30.01% to 35.00%                  45,190,135        140       12.21         322,787        5.709    360       716        73.53
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
35.01% to 40.00%                  73,706,590        244       19.91         302,076        5.771    360       711        75.25
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
40.01% to 45.00%                  87,801,111        278       23.72         315,831        5.879    360       709        77.37
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
45.01% to 50.00%                  34,396,108        117        9.29         293,984        5.780    360       699        76.69
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
50.01% to 55.00%                   8,776,403         35        2.37         250,754        5.716    360       704        76.80
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
55.01% or greater                  3,374,695         12        0.91         281,225        5.946    360       678        67.96
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------
Total:                          $370,217,945      1,289     100.00%        $287,213       5.864%    360       707       74.88%
--------------------------- ----------------- ---------- ----------- --------------- ------------ --------- -------- ----------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      28

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP III
-------------------------------------------------------------------------------


Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                                                        Range
                                                                                        -----
Total Number of Loans                                            497
Total Outstanding Balance                                    $145,958,202
Average Loan Balance                                           $293,678       $52,500 to $1,500,000
WA Mortgage Rate                                                5.732%             3.750% to 7.875%
WA Mortgage Rate Net LPMI                                       5.732%             3.750% to 7.875%
Net WAC                                                         5.350%             3.368% to 7.493%
ARM Characteristics
WA Gross Margin                                                 2.728%             1.875% to 2.875%
WA Months to First Roll                                           84                   84 to 84
WA First Periodic Cap                                           5.004%             5.000% to 6.000%
WA Subsequent Periodic Cap                                      1.078%             1.000% to 2.000%
WA Lifetime Cap                                                11.651%            9.750% to 13.875%
WA Lifetime Floor                                               2.728%             1.875% to 2.875%
WA Original Term (months)                                        360                  360 to 360
WA Remaining Term (months)                                       360                  360 to 360
WA Age (months)                                                   0                     0 to 0
WA LTV                                                          72.86%             13.83% to 90.00%
WA FICO                                                          713
WA DTI%                                                         36.31%
Secured by (% of pool) 1st Liens                               100.00%
2nd Liens                                                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)                23.53%
Prepay Moves Exempted Soft                                      23.53%
Hard                                                            0.00%
No Prepay                                                       76.47%
Unknown                                                         0.00%
Percent of IO                                                   88.01%


------------------ --------------------- ------------------- ----------------------------- --------------------- -----------------
   Top 5 States     Top 5 Property Types    Documentation             Purpose                   Occupancy        Original PP Term
------------------ --------------------- ------------------- ----------------------------- --------------------- -----------------
California  41.04%  Single Family 63.07%  Stated      52.11% Purchase              50.12%  Primary        87.59%  None      76.47%
Florida      10.89  PUD            15.80  Full         32.27 Refinance - Cashout    27.72  Investment       8.10  12 Months   0.22
Colorado      6.60  Condo          12.10  Fast Forward  5.57 Refinance - Rate Term  22.16  Second Home      4.31  36 Months  23.31
Illinois      4.49  2-4 Family      8.31  No Ratio      4.19
Maryland      4.43  Townhouse       0.72  No Doc        3.31
                                          NINA          2.14
                                          Alternative   0.41
------------------ --------------------- ------------------- ----------------------------- --------------------- -----------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      29

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP III
-------------------------------------------------------------------------------


Product Types

-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                     CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Product Types                        BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
7/1 LIBOR                                $710,250          3        0.49%      $236,750      5.563%     360      694       75.87%
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
7/1 Treasury                            6,871,197         21         4.71       327,200       5.444     360      754        70.29
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
7/1 LIBOR IO                            1,610,270          5          1.1       322,054       5.485     360      728        70.70
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
7/1 Treasury IO                         1,618,700          6         1.11       269,783       5.422     360      706        71.83
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
7/23 LIBOR                              9,919,400         19          6.8       522,074       5.884     360      714        72.18
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
7/23 LIBOR  IO                        125,228,385        443         85.8       282,683       5.744     360      710        73.08
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                               $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------





Current Mortgage Loan Principal Balances

-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Range of Current Mortgage            CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Loan Principal Balances              BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$50,000.01 to $100,000.00              $1,551,664         19        1.06%       $81,667      6.023%     360      713       66.12%
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$100,000.01 to $150,000.00              7,953,852         63         5.45       126,252       5.870     360      709        78.29
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$150,000.01 to $200,000.00             13,630,212         78         9.34       174,746       5.788     360      698        77.46
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$200,000.01 to $250,000.00             18,489,371         81        12.67       228,264       5.605     360      716        72.40
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$250,000.01 to $300,000.00             21,047,373         76        14.42       276,939       5.571     360      704        72.75
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$300,000.01 to $350,000.00             17,537,789         54        12.02       324,774       5.547     360      717        75.62
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$350,000.01 to $400,000.00             15,122,756         41        10.36       368,848       5.852     360      719        73.28
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$400,000.01 to $450,000.00              7,971,392         19         5.46       419,547       6.115     360      701        77.28
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$450,000.01 to $500,000.00              6,626,228         14         4.54       473,302       5.966     360      705        76.51
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$500,000.01 to $550,000.00              5,844,600         11            4       531,327       5.896     360      715        71.95
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$550,000.01 to $600,000.00              4,655,868          8         3.19       581,983       5.774     360      729        62.32
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$600,000.01 to $650,000.00              9,513,612         15         6.52       634,241       5.632     360      732        77.51
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$650,000.01 to $700,000.00              2,071,735          3         1.42       690,578       5.336     360      742        67.58
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$700,000.01 to $750,000.00              1,415,000          2         0.97       707,500       6.063     360      700        71.50
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$750,000.01 to $1,000,000.00            8,657,999         10         5.93       865,800       5.834     360      708        57.78
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
$1,000,000.01 to $1,500,000.00          3,868,750          3         2.65     1,289,583       5.608     360      725        61.30
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                               $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
-------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.                                                      30

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR7
                                   GROUP III
-------------------------------------------------------------------------------



Geographic Distributions of Mortgaged Properties

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
State                               BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Arizona                               $2,683,350         11        1.84%      $243,941      5.948%     360      722       78.17%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
California                            59,896,950        159        41.04       376,710       5.702     360      718        70.73
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Colorado                               9,627,454         46         6.60       209,292       5.486     360      708        77.66
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Connecticut                            1,529,900          6         1.05       254,983       5.519     360      717        74.93
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
District of Columbia                     397,600          2         0.27       198,800       6.381     360      674        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Florida                               15,892,833         65        10.89       244,505       5.721     360      725        74.59
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Georgia                                1,921,496          8         1.32       240,187       5.665     360      713        67.12
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Hawaii                                 1,549,500          3         1.06       516,500       5.727     360      702        63.76
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Illinois                               6,547,000         29         4.49       225,759       6.033     360      696        76.86
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Iowa                                     248,000          1         0.17       248,000       5.625     360      738        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Kansas                                   235,520          2         0.16       117,760       5.835     360      712        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Maryland                               6,458,660         24         4.43       269,111       5.814     360      704        76.75
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Massachusetts                          2,886,320          6         1.98       481,053       6.333     360      698        67.49
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Michigan                                 947,700          5         0.65       189,540       6.489     360      719        78.64
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Minnesota                              1,497,020          4         1.03       374,255       5.461     360      752        73.46
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Missouri                                 127,400          2         0.09        63,700       6.322     360      697        72.19
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Nevada                                 4,513,884         14         3.09       322,420       5.830     360      700        78.29
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
New Jersey                             2,893,700         10         1.98       289,370       5.473     360      692        67.91
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
New Mexico                               366,400          2         0.25       183,200       5.699     360      713        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
New York                               6,143,800         14         4.21       438,843       5.943     360      698        63.13
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
North Carolina                         1,598,400          9         1.10       177,600       5.576     360      705        77.48
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Ohio                                   1,368,799          7         0.94       195,543       5.614     360      699        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Oregon                                 2,045,102         10         1.40       204,510       5.474     360      738        72.48
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Pennsylvania                             664,500          3         0.46       221,500       5.489     360      781        77.34
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
South Carolina                           532,600          3         0.36       177,533       5.719     360      683        79.27
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Tennessee                                777,960          4         0.53       194,490       5.452     360      763        65.20
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Texas                                  2,209,835          8         1.51       276,229       5.873     360      691        81.33
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Utah                                   1,954,724          8         1.34       244,341       5.797     360      721        76.23
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Virginia                               6,085,335         21         4.17       289,778       5.713     360      686        72.68
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Washington                             1,671,459          8         1.15       208,932       5.426     360      713        80.26
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Wisconsin                                517,000          2         0.35       258,500       5.519     360      699        84.16
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Wyoming                                  168,000          1         0.12       168,000       5.750     360      645        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            31

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
                                  GROUP III
------------------------------------------------------------------------------


Original Loan-to-Value Ratios

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Range of Original                   CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Loan-to-Value Ratios                BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
0.01% to 50.00%                      $10,385,385         33        7.12%      $314,709      5.572%     360      727       41.88%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
50.01% to 55.00%                       7,134,350         15         4.89       475,623       5.430     360      725        52.56
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
55.01% to 60.00%                       3,724,700         12         2.55       310,392       5.407     360      718        58.20
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
60.01% to 65.00%                      10,558,570         25         7.23       422,343       5.577     360      712        63.84
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
65.01% to 70.00%                      10,171,335         25         6.97       406,853       5.790     360      714        68.11
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
70.01% to 75.00%                      11,589,996         33         7.94       351,212       5.748     360      702        73.24
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
75.01% to 80.00%                      88,629,118        338        60.72       262,216       5.788     360      713        79.70
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
80.01% to 85.00%                         798,550          3         0.55       266,183       5.374     360      679        83.65
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
85.01% to 90.00%                       2,966,197         13         2.03       228,169       6.142     360      678        88.42
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Current Mortgage Rates

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Range of Current                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Mortgage Rates                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
3.501% to 4.000%                        $156,000          1        0.11%      $156,000      3.750%     360      727       80.00%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
4.001% to 4.500%                         345,000          1         0.24       345,000       4.500     360      762        56.56
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
4.501% to 5.000%                      13,670,170         43         9.37       317,911       4.894     360      748        67.25
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
5.001% to 5.500%                      40,531,684        139        27.77       291,595       5.362     360      723        71.89
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
5.501% to 6.000%                      56,745,470        202        38.88       280,918       5.793     360      712        73.35
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
6.001% to 6.500%                      27,178,233         83        18.62       327,449       6.289     360      691        74.58
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
6.501% to 7.000%                       6,374,845         23         4.37       277,167       6.791     360      675        79.03
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
7.001% to 7.500%                         351,200          2         0.24       175,600       7.369     360      634        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
7.501% to 8.000%                         605,600          3         0.41       201,867       7.778     360      657        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Property Type

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Property Type                       BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Single Family                        $92,062,438        315       63.07%      $292,262      5.698%     360      713       72.52%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
PUD                                   23,063,000         74        15.80       311,662       5.641     360      713        72.03
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Condominium                           17,654,028         69        12.10       255,855       5.865     360      718        78.35
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
2-4 Family                            12,125,335         34         8.31       356,628       5.954     360      702        68.42
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Townhouse                              1,053,400          5         0.72       210,680       5.904     360      715        79.99
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            32

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                                                                 INDX 2005-AR7
                                  GROUP III
------------------------------------------------------------------------------



Loan Purpose

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Loan Purpose                        BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Purchase                             $73,152,543        268       50.12%      $272,957      5.773%     360      719       78.25%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Refinance - Cashout                   40,454,692        131        27.72       308,814       5.795     360      701        66.55
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Refinance - Rate Term                 32,350,967         98        22.16       330,112       5.560     360      713        68.58
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Occupancy

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Occupancy                           BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Primary                             $127,840,320        435       87.59%      $293,886      5.693%     360      711       73.48%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Investment                            11,826,197         46         8.10       257,091       6.124     360      717        68.79
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Second Home                            6,291,684         16         4.31       393,230       5.795     360      745        67.87
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Remaining Months to Scheduled Maturity

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Range of Remaining Months           CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
to Scheduled Maturity               BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
360                                 $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Documentation

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Documentation                       BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Stated Documentation                 $76,060,482        255       52.11%      $298,276      5.851%     360      707       74.52%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Full Documentation                    47,094,231        177        32.27       266,069       5.520     360      717        73.41
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Fast Forward                           8,128,289         19         5.57       427,805       5.457     360      749        68.48
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
No Ratio                               6,118,200         17         4.19       359,894       6.000     360      705        67.72
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
No Documentation                       4,831,300         18         3.31       268,406       5.824     360      717        62.86
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
No Income/No Asset                     3,125,700         10         2.14       312,570       5.993     360      695        66.43
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Alternative Documentation                600,000          1         0.41       600,000       6.125     360      713        46.15
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            33


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                                                                 INDX 2005-AR7
                                  GROUP III
------------------------------------------------------------------------------



Credit Scores

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Range of                            CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Credit Scores                       BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
601 to 620                              $434,752          1        0.30%      $434,752      6.750%     360      620       80.00%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
621 to 640                             8,500,600         27         5.82       314,837       6.083     360      631        69.26
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
641 to 660                            12,122,398         43         8.31       281,916       6.044     360      651        73.67
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
661 to 680                            24,559,270         89        16.83       275,947       5.883     360      671        76.46
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
681 to 700                            18,642,967         68        12.77       274,161       5.887     360      691        76.24
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
701 to 720                            18,684,267         64        12.80       291,942       5.624     360      712        68.39
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
721 to 740                            17,321,514         59        11.87       293,585       5.555     360      730        73.78
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
741 to 760                            15,767,007         53        10.80       297,491       5.649     360      750        73.83
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
761 to 780                            15,699,462         53        10.76       296,216       5.567     360      770        72.82
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
781 to 800                            11,176,426         31         7.66       360,530       5.328     360      790        66.97
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
801 to 820                             3,049,540          9         2.09       338,838       5.644     360      805        68.07
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Original Prepayment Penalty Term

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Original Prepayment                 CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Penalty Term                        BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
None                                $111,608,002        381       76.47%      $292,934      5.781%     360      711       73.00%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
12 Months                                328,000          1         0.22       328,000       5.500     360      678        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
36 Months                             34,022,200        115        23.31       295,845       5.572     360      720        72.36
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



80% LTV - PMI Analysis

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
80% LTV - PMI Analysis              BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
>80% LTV, with MI                     $3,764,747         16      100.00%      $235,297      5.979%     360      678       87.41%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                                $3,764,747         16      100.00%      $235,297      5.979%     360      678       87.41%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            34

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                                                                 INDX 2005-AR7
                                  GROUP III
------------------------------------------------------------------------------



Months to Roll

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Months to Roll                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
84                                  $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Gross Margins

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Range of Gross Margins              BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
1.501% to 2.000%                        $649,000          1        0.44%      $649,000      5.375%     360      731       72.10%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
2.001% to 2.500%                       5,429,443         15         3.72       361,963       5.763     360      720        71.34
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
2.501% to 3.000%                     139,879,759        481        95.84       290,810       5.732     360      712        72.92
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Maximum Mortgage Rates

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Range of Maximum                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Mortgage Rates                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
9.501% to 10.000%                     $1,848,020          6        1.27%      $308,003      4.858%     360      761       69.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
10.001% to 10.500%                     5,527,806         18         3.79       307,100       5.302     360      749        68.28
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
10.501% to 11.000%                    15,842,741         51        10.85       310,642       5.098     360      737        68.97
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
11.001% to 11.500%                    36,406,878        124        24.94       293,604       5.387     360      719        72.25
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
11.501% to 12.000%                    52,880,879        189        36.23       279,793       5.796     360      713        73.23
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
12.001% to 12.500%                    26,120,233         81        17.90       322,472       6.293     360      691        74.75
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
12.501% to 13.000%                     6,374,845         23         4.37       277,167       6.791     360      675        79.03
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
13.001% to 13.500%                       351,200          2         0.24       175,600       7.369     360      634        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
13.501% to 14.000%                       605,600          3         0.41       201,867       7.778     360      657        80.00
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Next Rate Adjustment Date

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Next Rate                           CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Adjustment Date                     BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
March 2012                          $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            35

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                                                                 INDX 2005-AR7
                                  GROUP III
------------------------------------------------------------------------------



Initial Fixed Period

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Initial Fixed Period                BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
84                                  $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Minimum Mortgage Rates

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Range of Minimum                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Mortgage Rates                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
1.501% to 2.000%                        $649,000          1        0.44%      $649,000      5.375%     360      731       72.10%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
2.001% to 2.500%                       5,429,443         15         3.72       361,963       5.763     360      720        71.34
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
2.501% to 3.000%                     139,879,759        481        95.84       290,810       5.732     360      712        72.92
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Initial Cap

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Initial Cap                         BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
5.000%                              $145,358,202        496       99.59%      $293,061      5.730%     360      713       72.97%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
6.000%                                   600,000          1         0.41       600,000       6.125     360      713        46.15
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------



Subsequent Cap

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Subsequent Cap                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
1.000%                              $134,547,785        461       92.18%      $291,861      5.753%     360      711       73.14%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
2.000%                                11,410,417         36         7.82       316,956       5.490     360      737        69.64
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            36

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                                                                 INDX 2005-AR7
                                  GROUP III
------------------------------------------------------------------------------



DTI

------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
                                    CURRENT         # OF        % OF        AVERAGE       GROSS       REMG               ORIG
Range of DTI                        BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO      LTV
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Unknown                              $14,075,200         45        9.64%      $312,782      5.938%     360      707       65.76%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
0.01% to 5.00%                         1,045,000          2         0.72       522,500       6.103     360      673        42.66
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
5.01% to 10.00%                          982,440          4         0.67       245,610       5.818     360      757        61.83
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
10.01% to 15.00%                       2,529,000          6         1.73       421,500       5.501     360      751        62.96
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
15.01% to 20.00%                       2,266,300          9         1.55       251,811       5.649     360      709        72.62
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
20.01% to 25.00%                       7,683,331         23         5.26       334,058       5.532     360      736        64.74
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
25.01% to 30.00%                      13,215,826         50         9.05       264,317       5.625     360      726        71.37
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
30.01% to 35.00%                      20,470,166         71        14.02       288,312       5.718     360      710        74.19
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
35.01% to 40.00%                      34,379,142        116        23.55       296,372       5.738     360      718        74.67
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
40.01% to 45.00%                      34,030,657        119        23.32       285,972       5.723     360      706        77.65
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
45.01% to 50.00%                      11,937,955         40         8.18       298,449       5.798     360      701        73.78
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
50.01% to 55.00%                       2,255,564          8         1.55       281,946       5.841     360      666        64.63
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
55.01% or greater                      1,087,620          4         0.75       271,905       5.456     360      709        77.70
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------
Total:                              $145,958,202        497      100.00%      $293,678      5.732%     360      713       72.86%
------------------------------- ----------------- ---------- ------------ ------------- ----------- ---------- ------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            37

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                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                                                         Range
                                                                                         -----
Total Number of Loans                                             236
Total Outstanding Balance                                     $84,604,292
Average Loan Balance                                           $358,493       $40,000 to $1,650,000
WA Mortgage Rate                                                5.959%              4.625% to 7.750%
WA Mortgage Rate Net LPMI                                       5.959%              4.625% to 7.750%
Net WAC                                                         5.577%              4.243% to 7.368%
ARM Characteristics
WA Gross Margin                                                 2.750%              2.750% to 2.750%
WA Months to First Roll                                           120                  120 to 120
WA First Periodic Cap                                           5.000%              5.000% to 5.000%
WA Subsequent Periodic Cap                                      1.000%              1.000% to 1.000%
WA Lifetime Cap                                                 11.952%            10.625% to 13.750%
WA Lifetime Floor                                               2.750%              2.750% to 2.750%
WA Original Term (months)                                         360                  360 to 360
WA Remaining Term (months)                                        360                  360 to 360
WA Age (months)                                                    0                     0 to 0
WA LTV                                                          70.88%              10.38% to 95.00%
WA FICO                                                           707
WA DTI%                                                         35.47%
Secured by (% of pool) 1st Liens                                100.00%
2nd Liens                                                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                23.87%
Prepay Moves Exempted Soft                                      23.87%
Hard                                                             0.00%
No Prepay                                                       76.13%
Unknown                                                          0.00%
Percent of IO                                                   73.16%



------------------- --------------------- ------------------- -------------------------- -------------------- -------------------
    Top 5 States    Top 5 Property Types     Documentation             Purpose                 Occupancy         Original PP Term
------------------- --------------------- --------- --------- -------------------------- -------------------- -------------------
California  48.14%  Single        68.61%  Stated      56.83%  Purchase           44.86%  Primary      86.68%  None        76.13%
                    Family
                                                              Refinance -
New York     10.76  2-4 Family     10.15  Full         19.64  Cashout             37.11  Investment    11.67  12 Months     0.81
                                          Fast                Refinance - Rate
Florida       4.70  PUD             9.55  Forward       7.01  Term                18.03  Second Home    1.66  36 Months    23.05
Nevada        4.10  Condo           8.75  No Doc        6.61
Colorado      3.79                        NINA          6.08
                                          No Ratio      3.83
---------- -------- ------------ -------- --------- --------- ------------------ ------- ----------- -------- ---------- --------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            38

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                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



Product Types

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Product Types                       BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
10/20 LIBOR                          $22,711,861          63      26.84%      $360,506      5.854%     360       713       70.83%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
10/20 LIBOR IO                        61,892,431         173       73.16       357,760       5.998     360       705        70.90
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Current Mortgage Loan Principal Balances

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Range of Current Mortgage           CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Loan Principal Balances             BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$0.01 to $50,000.00                      $40,000           1       0.05%       $40,000      6.125%     360       662       21.06%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$50,000.01 to $100,000.00                905,780          12        1.07        75,482       6.161     360       695        62.55
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$100,000.01 to $150,000.00             2,951,222          24        3.49       122,968       6.063     360       696        73.11
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$150,000.01 to $200,000.00             4,764,920          27        5.63       176,479       6.000     360       698        76.42
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$200,000.01 to $250,000.00             6,834,950          30        8.08       227,832       6.141     360       698        75.03
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$250,000.01 to $300,000.00             6,949,613          25        8.21       277,985       5.870     360       709        68.20
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$300,000.01 to $350,000.00             4,909,300          15         5.8       327,287       5.954     360       706        66.66
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$350,000.01 to $400,000.00            12,379,155          33       14.63       375,126       6.082     360       713        72.11
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$400,000.01 to $450,000.00             3,431,750           8        4.06       428,969       6.119     360       689        75.83
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$450,000.01 to $500,000.00             7,428,700          16        8.78       464,294       5.961     360       703        71.37
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$500,000.01 to $550,000.00             3,120,900           6        3.69       520,150       5.893     360       708        79.56
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$550,000.01 to $600,000.00             2,982,352           5        3.53       596,470       5.927     360       698        71.13
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$600,000.01 to $650,000.00             7,666,500          12        9.06       638,875       5.932     360       709        71.86
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$650,000.01 to $700,000.00             3,417,400           5        4.04       683,480       5.950     360       738        79.09
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$700,000.01 to $750,000.00             3,706,500           5        4.38       741,300       6.076     360       680        66.25
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$750,000.01 to $1,000,000.00           6,116,500           7        7.23       873,786       5.725     360       732        66.78
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$1,000,000.01 to $1,500,000.00         5,348,750           4        6.32     1,337,188       5.795     360       705        64.06
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
$1,500,000.01 to $2,000,000.00         1,650,000           1        1.95     1,650,000       5.375     360       717        50.85
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            39

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



Geographic Distributions of Mortgaged Properties

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
State                               BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Alabama                                 $206,250           1       0.24%      $206,250      6.000%     360       797       75.00%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Arizona                                2,052,432           6        2.43       342,072       5.871     360       752        69.31
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
California                            40,732,061          90       48.14       452,578       5.927     360       705        69.01
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Colorado                               3,207,870          16        3.79       200,492       5.897     360       718        71.34
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Connecticut                              648,000           2        0.77       324,000       6.170     360       756        59.59
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Delaware                                 168,000           2        0.20        84,000       6.801     360       643        79.62
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Florida                                3,977,100          19        4.70       209,321       6.103     360       709        78.68
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Georgia                                  251,920           2        0.30       125,960       5.736     360       730        80.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Hawaii                                   606,750           1        0.72       606,750       5.875     360       764        75.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Idaho                                    750,000           1        0.89       750,000       5.750     360       688        62.50
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Illinois                               1,678,000           6        1.98       279,667       6.155     360       685        74.47
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Iowa                                     189,600           1        0.22       189,600       5.750     360       743        80.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Kansas                                   528,000           1        0.62       528,000       5.875     360       649        80.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Maryland                               1,521,500           4        1.80       380,375       5.895     360       711        68.68
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Massachusetts                          2,209,500           4        2.61       552,375       5.772     360       677        65.17
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Michigan                                 729,200           3        0.86       243,067       6.000     360       730        75.92
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Minnesota                              1,538,000           3        1.82       512,667       6.332     360       736        79.36
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Missouri                                 994,300           3        1.18       331,433       5.921     360       734        79.28
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Nevada                                 3,469,096           8        4.10       433,637       5.972     360       694        71.60
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
New Jersey                             1,272,600           6        1.50       212,100       6.040     360       687        68.14
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
New York                               9,105,163          21       10.76       433,579       6.025     360       693        67.77
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
North Carolina                           725,600           6        0.86       120,933       5.946     360       717        82.88
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Ohio                                     955,400           5        1.13       191,080       6.054     360       683        81.70
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Oregon                                 1,099,000           4        1.30       274,750       5.814     360       745        75.13
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Pennsylvania                             234,500           1        0.28       234,500       6.000     360       669        70.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Texas                                    271,750           2        0.32       135,875       6.264     360       625        80.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Virginia                               3,126,500          11        3.70       284,227       6.186     360       699        76.46
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Washington                             2,177,600           5        2.57       435,520       5.641     360       767        80.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
West Virginia                            113,500           1        0.13       113,500       5.500     360       675        50.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Wisconsin                                 65,100           1        0.08        65,100       6.750     360       670        70.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            40

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



Original Loan-to-Value Ratios

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Range of Original                   CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Loan-to-Value Ratios                BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
0.01% to 50.00%                       $4,756,500          18       5.62%      $264,250      5.524%     360       704       40.46%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
50.01% to 55.00%                       6,317,000          12        7.47       526,417       5.624     360       724        52.42
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
55.01% to 60.00%                       3,002,600           8        3.55       375,325       5.738     360       715        57.68
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
60.01% to 65.00%                      13,134,000          24       15.52       547,250       5.805     360       705        63.55
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
65.01% to 70.00%                       6,176,750          18        7.30       343,153       5.869     360       715        68.09
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
70.01% to 75.00%                       8,153,463          24        9.64       339,728       6.235     360       688        74.34
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
75.01% to 80.00%                      41,798,429         126       49.40       331,734       6.073     360       708        79.50
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
80.01% to 85.00%                         211,500           1        0.25       211,500       6.375     360       680        84.60
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
85.01% to 90.00%                         432,000           1        0.51       432,000       6.375     360       646        90.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
90.01% to 95.00%                         622,050           4        0.74       155,513       6.199     360       723        94.82
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Current Mortgage Rates

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Range of Current                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Mortgage Rates                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
4.501% to 5.000%                        $460,000           2       0.54%      $230,000      4.776%     360       747       38.79%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
5.001% to 5.500%                      15,485,370          39       18.30       397,061       5.397     360       737        62.47
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
5.501% to 6.000%                      36,855,744          98       43.56       376,079       5.827     360       709        69.70
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
6.001% to 6.500%                      25,411,408          72       30.04       352,936       6.295     360       694        76.70
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
6.501% to 7.000%                       5,319,550          20        6.29       265,978       6.707     360       661        77.46
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
7.001% to 7.500%                         774,720           4        0.92       193,680       7.315     360       711        78.65
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
7.501% to 8.000%                         297,500           1        0.35       297,500       7.750     360       640        70.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Property Type

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Property Type                       BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Single Family                        $58,044,081         162      68.61%      $358,297      5.884%     360       709       69.83%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
2-4 Family                             8,583,350          21       10.15       408,731       6.249     360       703        73.14
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
PUD                                    8,083,700          20        9.55       404,185       6.028     360       694        73.01
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Condominium                            7,406,761          24        8.75       308,615       6.064     360       715        71.22
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Townhouse                              2,486,400           9        2.94       276,267       6.172     360       681        79.65
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            41

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



Loan Purpose

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Loan Purpose                        BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Purchase                             $37,955,592         100      44.86%      $379,556      6.020%     360       720       76.74%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Refinance - Cashout                   31,396,850          98       37.11       320,376       6.004     360       690        68.34
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Refinance - Rate Term                 15,251,850          38       18.03       401,364       5.715     360       710        61.52
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Occupancy

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Occupancy                           BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Primary                              $73,331,322         196      86.68%      $374,139      5.940%     360       705       71.02%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Investment                             9,872,720          34       11.67       290,374       6.110     360       713        69.57
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Second Home                            1,400,250           6        1.66       233,375       5.881     360       748        72.59
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Remaining Months to Scheduled Maturity


------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Range of Remaining Months           CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
to Scheduled Maturity               BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
360                                  $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Documentation

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Documentation                       BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Stated Documentation                 $48,077,096         112      56.83%      $429,260      5.981%     360       704       71.95%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Full Documentation                    16,616,376          61       19.64       272,400       5.785     360       718        69.04
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Fast Forward                           5,932,450          12        7.01       494,371       5.624     360       758        71.48
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
No Documentation                       5,593,120          23        6.61       243,179       6.176     360       688        63.43
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
No Income/No Asset                     5,144,950          16        6.08       321,559       6.451     360       662        73.76
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
No Ratio                               3,240,300          12        3.83       270,025       5.988     360       702        71.59
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            42

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



Credit Scores

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Range of                            CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Credit Scores                       BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
601 to 620                              $542,200           2       0.64%      $271,100      6.121%     360       620       48.43%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
621 to 640                             5,506,600          20        6.51       275,330       6.255     360       629        68.98
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
641 to 660                             9,356,250          27       11.06       346,528       6.214     360       650        73.65
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
661 to 680                            10,721,500          40       12.67       268,038       6.219     360       672        74.28
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
681 to 700                            11,359,850          27       13.43       420,735       5.945     360       690        67.99
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
701 to 720                            16,575,850          38       19.59       436,207       5.834     360       711        70.67
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
721 to 740                             9,643,696          23       11.40       419,291       5.914     360       730        72.15
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
741 to 760                             8,573,306          21       10.13       408,253       5.812     360       752        74.12
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
761 to 780                             5,981,440          20        7.07       299,072       5.833     360       769        67.57
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
781 to 800                             6,133,600          17        7.25       360,800       5.606     360       789        67.08
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
801 to 820                               210,000           1        0.25       210,000       5.750     360       814        70.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Original Prepayment Penalty Term

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Original Prepayment                 CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Penalty Term                        BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
None                                 $64,411,863         176      76.13%      $365,976      5.967%     360       707       70.32%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
12 Months                                688,200           2        0.81       344,100       6.005     360       742        74.28
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
36 Months                             19,504,229          58       23.05       336,280       5.931     360       706        72.60
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



80% LTV - PMI Analysis

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
80% LTV - PMI Analysis              BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
>80% LTV, with MI                     $1,265,550           6     100.00%      $210,925      6.289%     360       690       91.46%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                                $1,265,550           6     100.00%      $210,925      6.289%     360       690       91.46%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            43

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



Months to Roll

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Months to Roll                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
120                                  $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Gross Margins

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Range of Gross Margins              BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
2.501% to 3.000%                     $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Maximum Mortgage Rates

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Range of Maximum                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Mortgage Rates                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
10.501% to 11.000%                    $1,059,952           3       1.25%      $353,317      5.327%     360       723       62.12%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
11.001% to 11.500%                    15,485,370          39       18.30       397,061       5.397     360       737        62.47
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
11.501% to 12.000%                    36,255,792          97       42.85       373,771       5.829     360       709        69.53
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
12.001% to 12.500%                    25,411,408          72       30.04       352,936       6.295     360       694        76.70
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
12.501% to 13.000%                     5,319,550          20        6.29       265,978       6.707     360       661        77.46
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
13.001% to 13.500%                       774,720           4        0.92       193,680       7.315     360       711        78.65
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
13.501% to 14.000%                       297,500           1        0.35       297,500       7.750     360       640        70.00
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Next Rate Adjustment Date

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Next Rate                           CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Adjustment Date                     BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
March 2015                           $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            44

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



Initial Fixed Period

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Initial Fixed Period                BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
120                                  $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Minimum Mortgage Rates

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Range of Minimum                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Mortgage Rates                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
2.501% to 3.000%                     $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Initial Cap

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Initial Cap                         BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
5.000%                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------



Subsequent Cap

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Subsequent Cap                      BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
1.000%                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            45

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
                                   GROUP IV
------------------------------------------------------------------------------



DTI

------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
                                    CURRENT          # OF        % OF       AVERAGE       GROSS       REMG                ORIG
Range of DTI                        BALANCE         LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
0.00% or less                        $13,761,570          50      16.27%      $275,231      6.218%     360       680       68.95%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
0.01% to 5.00%                           343,500           2        0.41       171,750       5.836     360       746        63.51
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
5.01% to 10.00%                          437,500           2        0.52       218,750       5.556     360       756        47.02
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
10.01% to 15.00%                       1,826,750           4        2.16       456,688       6.158     360       733        74.91
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
15.01% to 20.00%                       4,482,750           8        5.30       560,344       5.592     360       730        65.85
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
20.01% to 25.00%                       2,708,800           8        3.20       338,600       5.861     360       744        66.27
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
25.01% to 30.00%                       6,797,020          22        8.03       308,955       5.884     360       735        72.18
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
30.01% to 35.00%                      12,126,850          34       14.33       356,672       5.983     360       712        74.22
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
35.01% to 40.00%                      21,465,559          48       25.37       447,199       5.857     360       710        70.45
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
40.01% to 45.00%                      11,397,993          30       13.47       379,933       5.993     360       695        72.78
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
45.01% to 50.00%                       5,820,900          17        6.88       342,406       6.009     360       699        70.37
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
50.01% to 55.00%                       1,869,050           5        2.21       373,810       5.517     360       713        68.77
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
55.01% or greater                      1,566,050           6        1.85       261,008       6.441     360       669        78.72
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------
Total:                               $84,604,292         236     100.00%      $358,493      5.959%     360       707       70.88%
------------------------------- ----------------- ----------- ----------- ------------- ----------- ---------- -------- ----------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            46

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



To Maturity
-----------
                 Percentage of Class 1-A-1 Certificate Principal Balance Outstanding
                Date                   15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
-----------------------------------  ------------  ------------  --------------  -------------  -------------
Initial Percentage                       100            100            100            100            100
April 25, 2006                            84            78             73             68             62
April 25, 2007                            70            61             53             45             38
April 25, 2008                            58            47             38             30             24
April 25, 2009                            47            37             28             21             15
April 25, 2010                            39            29             21             14             10
April 25, 2011                            33            23             15             10              6
April 25, 2012                            27            18             11              7              4
April 25, 2013                            23            14              8              5              2
April 25, 2014                            19            11              6              3              2
April 25, 2015                            16             9              4              2              1
April 25, 2016                            13             7              3              1              1
April 25, 2017                            11             5              2              1              *
April 25, 2018                            9              4              2              1              *
April 25, 2019                            7              3              1              *              *
April 25, 2020                            6              2              1              *              *
April 25, 2021                            5              2              1              *              *
April 25, 2022                            4              1              *              *              *
April 25, 2023                            3              1              *              *              *
April 25, 2024                            3              1              *              *              *
April 25, 2025                            2              1              *              *              *
April 25, 2026                            2              *              *              *              *
April 25, 2027                            1              *              *              *              *
April 25, 2028                            1              *              *              *              *
April 25, 2029                            1              *              *              *              *
April 25, 2030                            1              *              *              *              *
April 25, 2031                            *              *              *              *              *
April 25, 2032                            *              *              *              *              *
April 25, 2033                            *              *              *              *              *
April 25, 2034                            *              *              *              *              *
April 25, 2035                            0              0              0              0              0

WAL(yrs)                                 5.35          4.06           3.20           2.59           2.14




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            47

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



To Maturity
-----------
                 Percentage of Class 2-A-1 Certificates Principal Balance Outstanding
                Date                   15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
-----------------------------------  ------------  ------------  --------------  -------------  -------------
Initial Percentage                       100            100            100            100            100
April 25, 2006                            84            78             73             67             62
April 25, 2007                            70            61             53             45             38
April 25, 2008                            58            47             38             30             24
April 25, 2009                            48            37             28             21             15
April 25, 2010                            40            30             21             15             10
April 25, 2011                            34            23             16             10              6
April 25, 2012                            28            18             12              7              4
April 25, 2013                            23            14              8              5              3
April 25, 2014                            19            11              6              3              2
April 25, 2015                            16             9              5              2              1
April 25, 2016                            13             7              3              2              1
April 25, 2017                            11             5              2              1              *
April 25, 2018                            9              4              2              1              *
April 25, 2019                            7              3              1              *              *
April 25, 2020                            6              2              1              *              *
April 25, 2021                            5              2              1              *              *
April 25, 2022                            4              1              *              *              *
April 25, 2023                            3              1              *              *              *
April 25, 2024                            3              1              *              *              *
April 25, 2025                            2              1              *              *              *
April 25, 2026                            2              *              *              *              *
April 25, 2027                            1              *              *              *              *
April 25, 2028                            1              *              *              *              *
April 25, 2029                            1              *              *              *              *
April 25, 2030                            1              *              *              *              *
April 25, 2031                            *              *              *              *              *
April 25, 2032                            *              *              *              *              *
April 25, 2033                            *              *              *              *              *
April 25, 2034                            *              *              *              *              *
April 25, 2035                            0              0              0              0              0

WAL(yrs)                                 5.42          4.10           3.22           2.60           2.15




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            48

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



To Maturity
-----------
                 Percentage of Class 3-A-1 Certificate Principal Balance Outstanding
                Date                   15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
-----------------------------------  ------------  ------------  --------------  -------------  -------------
Initial Percentage                       100            100            100            100            100
April 25, 2006                            84            78             73             67             62
April 25, 2007                            70            61             53             45             38
April 25, 2008                            58            47             38             30             23
April 25, 2009                            48            37             28             21             15
April 25, 2010                            40            30             21             15             10
April 25, 2011                            34            24             16             10              6
April 25, 2012                            29            19             12              7              4
April 25, 2013                            24            15              9              5              3
April 25, 2014                            20            12              6              3              2
April 25, 2015                            17             9              5              2              1
April 25, 2016                            14             7              3              2              1
April 25, 2017                            11             5              2              1              *
April 25, 2018                            9              4              2              1              *
April 25, 2019                            8              3              1              *              *
April 25, 2020                            6              3              1              *              *
April 25, 2021                            5              2              1              *              *
April 25, 2022                            4              1              *              *              *
April 25, 2023                            3              1              *              *              *
April 25, 2024                            3              1              *              *              *
April 25, 2025                            2              1              *              *              *
April 25, 2026                            2              *              *              *              *
April 25, 2027                            1              *              *              *              *
April 25, 2028                            1              *              *              *              *
April 25, 2029                            1              *              *              *              *
April 25, 2030                            1              *              *              *              *
April 25, 2031                            *              *              *              *              *
April 25, 2032                            *              *              *              *              *
April 25, 2033                            *              *              *              *              *
April 25, 2034                            *              *              *              *              *
April 25, 2035                            0              0              0              0              0

WAL(yrs)                                 5.47          4.13           3.24           2.61           2.16




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            49

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



To Maturity
-----------
                 Percentage of Class 4-A-1 Certificate Principal Balance Outstanding
                Date                   15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
-----------------------------------  ------------  ------------  --------------  -------------  -------------
Initial Percentage                       100            100            100            100            100
April 25, 2006                            83            78             73             67             62
April 25, 2007                            70            61             52             45             38
April 25, 2008                            58            47             38             30             23
April 25, 2009                            48            37             28             21             15
April 25, 2010                            40            29             21             15             10
April 25, 2011                            34            23             16             10              6
April 25, 2012                            29            19             12              7              4
April 25, 2013                            24            15              9              5              3
April 25, 2014                            20            12              7              3              2
April 25, 2015                            17             9              5              2              1
April 25, 2016                            14             7              4              2              1
April 25, 2017                            12             6              3              1              *
April 25, 2018                            10             4              2              1              *
April 25, 2019                            8              3              1              1              *
April 25, 2020                            7              3              1              *              *
April 25, 2021                            5              2              1              *              *
April 25, 2022                            4              2              1              *              *
April 25, 2023                            3              1              *              *              *
April 25, 2024                            3              1              *              *              *
April 25, 2025                            2              1              *              *              *
April 25, 2026                            2              *              *              *              *
April 25, 2027                            1              *              *              *              *
April 25, 2028                            1              *              *              *              *
April 25, 2029                            1              *              *              *              *
April 25, 2030                            1              *              *              *              *
April 25, 2031                            *              *              *              *              *
April 25, 2032                            *              *              *              *              *
April 25, 2033                            *              *              *              *              *
April 25, 2034                            *              *              *              *              *
April 25, 2035                            0              0              0              0              0

WAL(yrs)                                 5.48          4.12           3.23           2.60           2.15




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            50

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



To Maturity
-----------
        Percentage of Class B-1, Class B-2 and Class B-3 Certificate Principal Balance Outstanding
                Date                   15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
-----------------------------------  ------------  ------------  --------------  -------------  -------------
Initial Percentage                       100            100            100            100            100
April 25, 2006                           100            100            100            100            100
April 25, 2007                           100            100            100            100            93
April 25, 2008                           100            100            92             83             75
April 25, 2009                            99            82             68             58             48
April 25, 2010                            88            65             51             40             31
April 25, 2011                            74            51             38             28             20
April 25, 2012                            62            41             28             19             13
April 25, 2013                            52            32             20             13              8
April 25, 2014                            43            25             15              9              5
April 25, 2015                            36            19             11              6              3
April 25, 2016                            29            15              8              4              2
April 25, 2017                            24            12              6              3              1
April 25, 2018                            20             9              4              2              1
April 25, 2019                            16             7              3              1              1
April 25, 2020                            13             5              2              1              *
April 25, 2021                            11             4              2              1              *
April 25, 2022                            9              3              1              *              *
April 25, 2023                            7              2              1              *              *
April 25, 2024                            6              2              1              *              *
April 25, 2025                            5              1              *              *              *
April 25, 2026                            4              1              *              *              *
April 25, 2027                            3              1              *              *              *
April 25, 2028                            2              1              *              *              *
April 25, 2029                            2              *              *              *              *
April 25, 2030                            1              *              *              *              *
April 25, 2031                            1              *              *              *              *
April 25, 2032                            1              *              *              *              *
April 25, 2033                            *              *              *              *              *
April 25, 2034                            *              *              *              *              *
April 25, 2035                            0              0              0              0              0

WAL(yrs)                                 9.59          7.32           6.03           5.20           4.55




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            51

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



                           Class 1-A-1 Yield Table (To CPB)
---------------------------------------------------------------------------------------------
                          15%           20%            25%           30%           35%
                          CPB           CPB            CPB           CPB           CPB
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)     Yield (%)
=============================================================================================
       101.10            4.784         4.723          4.655         4.579         4.494
       101.12            4.775         4.713          4.644         4.567         4.480
       101.14            4.766         4.703          4.633         4.555         4.467
       101.16            4.757         4.693          4.622         4.543         4.454
       101.18            4.747         4.683          4.611         4.531         4.441
       101.20            4.738         4.673          4.600         4.519         4.428
       101.22            4.729         4.663          4.589         4.507         4.415
       101.24            4.720         4.653          4.578         4.495         4.401
       101.26            4.710         4.643          4.567         4.483         4.388
       101.28            4.701         4.633          4.556         4.471         4.375
       101.30            4.692         4.623          4.545         4.459         4.362
       101.32            4.683         4.612          4.534         4.447         4.349
       101.34            4.673         4.602          4.523         4.435         4.336
       101.36            4.664         4.592          4.512         4.423         4.323
       101.38            4.655         4.582          4.501         4.411         4.309
       101.40            4.646         4.572          4.490         4.399         4.296
       101.42            4.636         4.562          4.479         4.387         4.283
       101.44            4.627         4.552          4.468         4.375         4.270
       101.46            4.618         4.542          4.457         4.363         4.257
       101.48            4.609         4.532          4.446         4.351         4.244
       101.50            4.599         4.522          4.435         4.339         4.231
       101.52            4.590         4.512          4.424         4.327         4.218
       101.54            4.581         4.502          4.413         4.315         4.205
       101.56            4.572         4.492          4.402         4.303         4.192
       101.58            4.563         4.482          4.392         4.291         4.178
       101.60            4.553         4.472          4.381         4.279         4.165
       101.62            4.544         4.462          4.370         4.267         4.152

         WAL(yrs)        2.33          2.13           1.94          1.77          1.61
   Payment Window   05/05 - 04/08  05/05 - 04/08  05/05 - 04/08 05/05 - 04/08 05/05 - 04/08
---------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            52

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



                     Class 1-A-1 Yield Table (To Maturity)
---------------------------------------------------------------------------------------------
                           15            20            25             30            35
                          CPR           CPR            CPR           CPR           CPR
                      To Maturity   To Maturity    To Maturity   To Maturity   To Maturity
---------------------------------------------------------------------------------------------
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)     Yield (%)
=============================================================================================
       101.10            5.249         5.138          5.020         4.894         4.761
       101.12            5.244         5.132          5.013         4.885         4.750
       101.14            5.239         5.126          5.005         4.876         4.740
       101.16            5.235         5.120          4.998         4.867         4.730
       101.18            5.230         5.114          4.991         4.859         4.719
       101.20            5.225         5.108          4.983         4.850         4.709
       101.22            5.220         5.102          4.976         4.841         4.699
       101.24            5.216         5.096          4.969         4.832         4.688
       101.26            5.211         5.090          4.962         4.824         4.678
       101.28            5.206         5.085          4.954         4.815         4.668
       101.30            5.201         5.079          4.947         4.806         4.658
       101.32            5.197         5.073          4.940         4.798         4.647
       101.34            5.192         5.067          4.933         4.789         4.637
       101.36            5.187         5.061          4.925         4.780         4.627
       101.38            5.182         5.055          4.918         4.772         4.616
       101.40            5.178         5.049          4.911         4.763         4.606
       101.42            5.173         5.043          4.904         4.754         4.596
       101.44            5.168         5.037          4.896         4.746         4.586
       101.46            5.164         5.031          4.889         4.737         4.575
       101.48            5.159         5.025          4.882         4.728         4.565
       101.50            5.154         5.019          4.875         4.720         4.555
       101.52            5.149         5.014          4.868         4.711         4.545
       101.54            5.145         5.008          4.860         4.702         4.535
       101.56            5.140         5.002          4.853         4.694         4.524
       101.58            5.135         4.996          4.846         4.685         4.514
       101.60            5.131         4.990          4.839         4.676         4.504
       101.62            5.126         4.984          4.831         4.668         4.494

         WAL(yrs)        5.35          4.06           3.20          2.59          2.14
   Payment Window   05/05 - 04/35  05/05 - 04/35  05/05 - 04/35 05/05 - 04/35 05/05 - 04/35
---------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            53

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



                         Class 2-A-1 Yield Table (To CPB)
---------------------------------------------------------------------------------------------
                          15%           20%            25%           30%           35%
                          CPB           CPB            CPB           CPB           CPB
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)     Yield (%)
=============================================================================================
       100.90            5.108         5.049          4.983         4.907         4.821
       100.92            5.101         5.041          4.974         4.897         4.810
       100.94            5.094         5.034          4.965         4.887         4.798
       100.96            5.087         5.026          4.956         4.877         4.787
       100.98            5.081         5.018          4.948         4.867         4.776
       101.00            5.074         5.011          4.939         4.857         4.764
       101.02            5.067         5.003          4.930         4.847         4.753
       101.04            5.060         4.995          4.921         4.837         4.742
       101.06            5.053         4.987          4.913         4.827         4.731
       101.08            5.047         4.980          4.904         4.817         4.719
       101.10            5.040         4.972          4.895         4.807         4.708
       101.12            5.033         4.964          4.886         4.797         4.697
       101.14            5.026         4.957          4.878         4.788         4.686
       101.16            5.019         4.949          4.869         4.778         4.675
       101.18            5.013         4.941          4.860         4.768         4.663
       101.20            5.006         4.934          4.852         4.758         4.652
       101.22            4.999         4.926          4.843         4.748         4.641
       101.24            4.992         4.918          4.834         4.738         4.630
       101.26            4.985         4.910          4.825         4.728         4.618
       101.28            4.979         4.903          4.817         4.718         4.607
       101.30            4.972         4.895          4.808         4.708         4.596
       101.32            4.965         4.887          4.799         4.699         4.585
       101.34            4.958         4.880          4.791         4.689         4.574
       101.36            4.952         4.872          4.782         4.679         4.563
       101.38            4.945         4.864          4.773         4.669         4.551
       101.40            4.938         4.857          4.765         4.659         4.540
       101.42            4.931         4.849          4.756         4.649         4.529

         WAL(yrs)        3.30          2.89           2.53          2.21          1.93
   Payment Window   05/05 - 04/10  05/05 - 04/10  05/05 - 04/10 05/05 - 04/10 05/05 - 04/10
---------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            54

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



                        Class 2-A-1 Yield Table (To Maturity)
---------------------------------------------------------------------------------------------
                           15            20            25             30            35
                          CPR           CPR            CPR           CPR           CPR
                      To Maturity   To Maturity    To Maturity   To Maturity   To Maturity
---------------------------------------------------------------------------------------------
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)     Yield (%)
=============================================================================================
       100.90            5.292         5.201          5.104         5.002         4.893
       100.92            5.287         5.195          5.097         4.993         4.882
       100.94            5.282         5.189          5.090         4.984         4.872
       100.96            5.277         5.183          5.083         4.975         4.862
       100.98            5.273         5.177          5.075         4.967         4.851
       101.00            5.268         5.171          5.068         4.958         4.841
       101.02            5.263         5.165          5.061         4.949         4.831
       101.04            5.259         5.159          5.054         4.940         4.820
       101.06            5.254         5.154          5.046         4.932         4.810
       101.08            5.249         5.148          5.039         4.923         4.800
       101.10            5.244         5.142          5.032         4.914         4.789
       101.12            5.240         5.136          5.025         4.905         4.779
       101.14            5.235         5.130          5.017         4.897         4.769
       101.16            5.230         5.124          5.010         4.888         4.759
       101.18            5.226         5.118          5.003         4.879         4.748
       101.20            5.221         5.112          4.996         4.871         4.738
       101.22            5.216         5.106          4.988         4.862         4.728
       101.24            5.211         5.100          4.981         4.853         4.717
       101.26            5.207         5.094          4.974         4.845         4.707
       101.28            5.202         5.089          4.967         4.836         4.697
       101.30            5.197         5.083          4.959         4.827         4.687
       101.32            5.193         5.077          4.952         4.819         4.676
       101.34            5.188         5.071          4.945         4.810         4.666
       101.36            5.183         5.065          4.938         4.801         4.656
       101.38            5.179         5.059          4.931         4.793         4.646
       101.40            5.174         5.053          4.923         4.784         4.635
       101.42            5.169         5.047          4.916         4.775         4.625

         WAL(yrs)        5.42          4.10           3.22          2.60          2.15
   Payment Window   05/05 - 04/35  05/05 - 04/35  05/05 - 04/35 05/05 - 04/35 05/05 - 04/35
---------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            55

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



                            Class 3-A-1 Yield Table (To CPB)
---------------------------------------------------------------------------------------------
                          15%           20%            25%           30%           35%
                          CPB           CPB            CPB           CPB           CPB
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)     Yield (%)
=============================================================================================
       100.21            5.242         5.214          5.181         5.143         5.101
       100.23            5.236         5.207          5.173         5.134         5.090
       100.25            5.230         5.200          5.165         5.125         5.080
       100.27            5.225         5.193          5.157         5.115         5.069
       100.29            5.219         5.186          5.149         5.106         5.058
       100.31            5.213         5.179          5.141         5.097         5.047
       100.33            5.207         5.173          5.133         5.087         5.036
       100.35            5.201         5.166          5.125         5.078         5.026
       100.37            5.195         5.159          5.117         5.069         5.015
       100.39            5.189         5.152          5.109         5.060         5.004
       100.41            5.184         5.145          5.101         5.050         4.993
       100.43            5.178         5.138          5.093         5.041         4.983
       100.45            5.172         5.132          5.085         5.032         4.972
       100.47            5.166         5.125          5.077         5.022         4.961
       100.49            5.160         5.118          5.069         5.013         4.950
       100.51            5.154         5.111          5.061         5.004         4.940
       100.53            5.149         5.104          5.053         4.995         4.929
       100.55            5.143         5.097          5.045         4.985         4.918
       100.57            5.137         5.091          5.037         4.976         4.907
       100.59            5.131         5.084          5.029         4.967         4.897
       100.61            5.125         5.077          5.021         4.958         4.886
       100.63            5.119         5.070          5.013         4.948         4.875
       100.65            5.114         5.063          5.005         4.939         4.865
       100.67            5.108         5.056          4.997         4.930         4.854
       100.69            5.102         5.050          4.990         4.921         4.843
       100.71            5.096         5.043          4.982         4.911         4.832
       100.73            5.090         5.036          4.974         4.902         4.822

         WAL(yrs)        3.99          3.37           2.85          2.42          2.06
   Payment Window   05/05 - 04/12  05/05 - 04/12  05/05 - 04/12 05/05 - 04/12 05/05 - 04/12
---------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            56

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



                          Class 3-A-1 Yield Table (To Maturity)
---------------------------------------------------------------------------------------------
                           15            20            25             30            35
                          CPR           CPR            CPR           CPR           CPR
                      To Maturity   To Maturity    To Maturity   To Maturity   To Maturity
---------------------------------------------------------------------------------------------
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)     Yield (%)
=============================================================================================
       100.21            5.347         5.288          5.231         5.176         5.122
       100.23            5.342         5.282          5.224         5.168         5.112
       100.25            5.338         5.276          5.217         5.159         5.101
       100.27            5.333         5.270          5.209         5.150         5.091
       100.29            5.328         5.264          5.202         5.141         5.080
       100.31            5.323         5.258          5.195         5.132         5.070
       100.33            5.319         5.252          5.187         5.123         5.059
       100.35            5.314         5.246          5.180         5.115         5.049
       100.37            5.309         5.240          5.173         5.106         5.038
       100.39            5.305         5.234          5.166         5.097         5.028
       100.41            5.300         5.228          5.158         5.088         5.018
       100.43            5.295         5.222          5.151         5.079         5.007
       100.45            5.290         5.217          5.144         5.071         4.997
       100.47            5.286         5.211          5.136         5.062         4.986
       100.49            5.281         5.205          5.129         5.053         4.976
       100.51            5.276         5.199          5.122         5.044         4.965
       100.53            5.272         5.193          5.114         5.036         4.955
       100.55            5.267         5.187          5.107         5.027         4.945
       100.57            5.262         5.181          5.100         5.018         4.934
       100.59            5.258         5.175          5.093         5.009         4.924
       100.61            5.253         5.169          5.085         5.000         4.914
       100.63            5.248         5.163          5.078         4.992         4.903
       100.65            5.243         5.157          5.071         4.983         4.893
       100.67            5.239         5.151          5.064         4.974         4.882
       100.69            5.234         5.145          5.056         4.965         4.872
       100.71            5.229         5.140          5.049         4.957         4.862
       100.73            5.225         5.134          5.042         4.948         4.851

         WAL(yrs)        5.47          4.13           3.24          2.61          2.16
   Payment Window   05/05 - 04/35  05/05 - 04/35  05/05 - 04/35 05/05 - 04/35 05/05 - 04/35
---------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            57

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



                       Class 4-A-1 Yield Table (To CPB)
---------------------------------------------------------------------------------------------
                          15%           20%            25%           30%           35%
                          CPB           CPB            CPB           CPB           CPB
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)     Yield (%)
=============================================================================================
       100.97            5.289         5.216          5.131         5.036         4.930
       100.99            5.284         5.209          5.124         5.027         4.920
       101.01            5.279         5.203          5.116         5.018         4.909
       101.03            5.274         5.197          5.109         5.009         4.899
       101.05            5.268         5.191          5.101         5.000         4.888
       101.07            5.263         5.184          5.094         4.991         4.878
       101.09            5.258         5.178          5.086         4.983         4.868
       101.11            5.253         5.172          5.079         4.974         4.857
       101.13            5.248         5.166          5.071         4.965         4.847
       101.15            5.242         5.159          5.064         4.956         4.836
       101.17            5.237         5.153          5.056         4.947         4.826
       101.19            5.232         5.147          5.049         4.938         4.815
       101.21            5.227         5.141          5.041         4.929         4.805
       101.23            5.222         5.134          5.034         4.920         4.795
       101.25            5.217         5.128          5.027         4.912         4.784
       101.27            5.211         5.122          5.019         4.903         4.774
       101.29            5.206         5.116          5.012         4.894         4.763
       101.31            5.201         5.109          5.004         4.885         4.753
       101.33            5.196         5.103          4.997         4.876         4.743
       101.35            5.191         5.097          4.989         4.867         4.732
       101.37            5.185         5.091          4.982         4.858         4.722
       101.39            5.180         5.084          4.974         4.850         4.712
       101.41            5.175         5.078          4.967         4.841         4.701
       101.43            5.170         5.072          4.959         4.832         4.691
       101.45            5.165         5.066          4.952         4.823         4.681
       101.47            5.160         5.060          4.945         4.814         4.670
       101.49            5.155         5.053          4.937         4.806         4.660

         WAL(yrs)        4.65          3.76           3.08          2.54          2.13
   Payment Window   05/05 - 04/15  05/05 - 04/15  05/05 - 04/15 05/05 - 04/15 05/05 - 04/15
---------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            58

[GRAPHIC OMITTED]                                  COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR7
------------------------------------------------------------------------------



                         Class 4-A-1 Yield Table (To Maturity)
---------------------------------------------------------------------------------------------
                           15            20            25             30            35
                          CPR           CPR            CPR           CPR           CPR
                      To Maturity   To Maturity    To Maturity   To Maturity   To Maturity
---------------------------------------------------------------------------------------------
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)     Yield (%)
=============================================================================================
       100.97            5.337         5.247          5.151         5.047         4.936
       100.99            5.333         5.241          5.143         5.038         4.926
       101.01            5.328         5.235          5.136         5.029         4.915
       101.03            5.323         5.229          5.129         5.021         4.905
       101.05            5.319         5.223          5.121         5.012         4.895
       101.07            5.314         5.217          5.114         5.003         4.884
       101.09            5.309         5.211          5.107         4.994         4.874
       101.11            5.304         5.206          5.100         4.986         4.864
       101.13            5.300         5.200          5.092         4.977         4.853
       101.15            5.295         5.194          5.085         4.968         4.843
       101.17            5.290         5.188          5.078         4.959         4.833
       101.19            5.286         5.182          5.071         4.951         4.822
       101.21            5.281         5.176          5.063         4.942         4.812
       101.23            5.276         5.170          5.056         4.933         4.802
       101.25            5.272         5.164          5.049         4.925         4.791
       101.27            5.267         5.158          5.042         4.916         4.781
       101.29            5.262         5.152          5.034         4.907         4.771
       101.31            5.258         5.147          5.027         4.898         4.760
       101.33            5.253         5.141          5.020         4.890         4.750
       101.35            5.248         5.135          5.013         4.881         4.740
       101.37            5.244         5.129          5.005         4.872         4.730
       101.39            5.239         5.123          4.998         4.864         4.719
       101.41            5.234         5.117          4.991         4.855         4.709
       101.43            5.230         5.111          4.984         4.846         4.699
       101.45            5.225         5.105          4.977         4.838         4.688
       101.47            5.220         5.099          4.969         4.829         4.678
       101.49            5.216         5.094          4.962         4.820         4.668

         WAL(yrs)        5.48          4.12           3.23          2.60          2.15
   Payment Window   05/05 - 04/35  05/05 - 04/35  05/05 - 04/35 05/05 - 04/35 05/05 - 04/35
---------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            59